VAN ECK GLOBAL
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

VAN ECK FUNDS

    ASIA DYNASTY FUND

          GLOBAL HARD ASSETS FUND

                 GLOBAL LEADERS FUND

                          INTERNATIONAL INVESTORS GOLD FUND

                                    TROIKA DIALOG FUND

                                             U.S. GOVERNMENT MONEY FUND





                          GLOBAL INVESTMENTS SINCE 1955

                                ASIA DYNASTY FUND
-------------------------------------------------------------------------------

Dear Shareholder:

Asian markets fared respectably in 2001, outperforming both the major U.S. indices and developed market indices. Although positive returns have proved elusive, the Van Eck Asia Dynasty Fund only declined modestly for the year, down 5.45% compared with a drop of 4.19% for the Fund's benchmark index, the Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index+ (in U.S. dollar terms). Against a backdrop of sharply slowing global economies and the September 11 tragedy, many would have expected the asset class to fare worse. Notably, the Asian markets overall outperformed the Standard & Poor's 500 Index,++ both before September 11 and after (the S&P fell 11.88% in 2001). This creditable performance was achieved despite a severe slowdown in technology spending (affecting Taiwan and South Korea in particular) and the increasing prospect of a disorderly bond default in Argentina. We believe that this robust performance is largely testament to the positive structural changes that have taken place in emerging markets since the troubled times of 1997-1998.

Asian companies offer some very bright prospects in terms of their leverage to a better global economy. Most Asian economies, although in a cyclical downturn at the moment, have made substantial strides in structural terms compared to their situation in the mid-nineties. In terms of country weightings, we continued to favor North Asia (at the expense of Southeast Asia) where the economies stand to benefit more from a U.S. recovery and where there are fewer political risks.

We have maintained a growth emphasis, overweighting the technology area and, in particular, software stocks, whose operating performance has held up remarkably well.

MARKET REVIEW

The TAIWANESE market (22.4% of the Fund's total net assets at December 31) managed to turn in a respectable gain of 8.8%* in U.S. dollar terms for the year despite slackening demand for electronics goods brought on by a slowing U.S. economy. One of the major events affecting the market was the emergence in December of the DPP party as the largest single party in the legislature. This development, which should reduce legislative gridlock, significantly improves the government's ability to tackle tougher issues such as Taiwan's relationship with mainland China. The accession of Taiwan to the World Trade Organization one day after the People's Republic of China also stimulates investment and trade flows. Progress has been made on direct links, and we expect this momentum to continue. Orders at technology manufacturing firms are showing signs of improvement, which should be positive for the market in 2002.

CHINA'S economy held up well despite the effect of slowing global growth on the export sector. However, the equity markets have had quite a turbulent time, declining 26.0% for the year as the authorities have tried to liberalize the markets at the same time as cracking down on market manipulation. Portfolio investors have been careful about committing fresh funds to Chinese companies, partly because of the risk of regulatory change. We expect some large companies to come to the market next year, increasing the importance of the Chinese equity markets. HONG KONG is showing a more mixed picture. It is still suffering from weak exports, but is a beneficiary of U.S. interest rate cuts and the spillover of liquidity from the mainland. At December 31, the Fund had 30.4% of net assets in the China/Hong Kong markets.

SOUTH KOREA (21.4% of net assets) has been one of the better performers for the year, gaining 46.0%, trailing behind only China `B' shares and Russian stocks. Consumer confidence has remained surprisingly strong. There are still significant debt problems lingering from what the Koreans call the "IMF crisis," but the major non-governmental banks and top companies are clearly in much better shape. The South Korean economy is a major beneficiary of lower oil prices.

The Fund has been significantly underweight in MALAYSIA (3.0% of net assets) through most of 2001 as the economy has been suffering from a pegged exchange rate that was starting to look uncompetitive (the market nonetheless gained 2.3%). However, interest rates should remain at subdued levels, providing valuation support for equities. Politically, Prime Minister Mahathir

                                ASIA DYNASTY FUND
-------------------------------------------------------------------------------
appears to be very much in control and restructuring efforts have gathered strength, particularly after the resignation of Finance Minister Diam in June. We have recently been increasing the Fund's weighting in Malaysia.

Stocks in INDIA, which declined 21.2% in 2001, were hurt by a series of equity market-specific setbacks, including some stock manipulation scandals and a change to the settlement system. Privatization efforts by the government are still frustratingly slow, but at least some progress has been made. The year ended with some concern about the tense relationship with Pakistan, but common sense appears to be prevailing and the markets have shrugged off the problem. The Fund's 13.5% position remains invested primarily in the software sector, which has weathered the technology slowdown well and is now reporting better business conditions.

In the smaller Asian markets, the THAI market (3.9% of net assets) stood out as a good performer, gaining 2.9% in 2001. Political impetus from the election of prominent businessman Thaksin Shinawatra has continued, notwithstanding his narrow acquittal on charges of concealing some of his financial assets. Both INDONESIA (2.7% of net assets) and the PHILIPPINES (0.0% of net assets) ousted their incumbent presidents in the course of the year. Unfortunately, their economies are still struggling and many foreign investors have simply been ignoring their stock markets. Both markets declined for the year, Indonesia by 10.9% and the Philippines by 19.7%.

THE OUTLOOK

We have a positive outlook for Asian equity markets and expect them to continue their outperformance of developed markets. The re-emergence of decent global growth will be required for this to happen. We believe that the first signs of recovery are starting to appear, significantly aided by the monetary stimulus engineered in the U.S.

Indeed, central banks in Asia and around the world are easing liquidity fairly aggressively and governments are engaging in counter-cyclical fiscal stimulus. This will eventually stimulate a recovery in developed economies. In the meantime, most Asian economies have held up very well under the strain of slowing global growth. It is important to realize that the cathartic effect of the so-called "Asian crisis" has made most Asian economies far less vulnerable to systemic risk. In general, the domestic sector in most countries has held up quite well, although exports have been weak.

Asian markets tend to perform particularly well when global growth expectations turn from pessimism to optimism. Risk appetite increases in this environment, which also helps relatively riskier assets such as emerging market securities. In addition, any rebound in technology spending should benefit exporters of computer hardware and software in India, Taiwan and Korea. Asian market valuations are low in relation to more developed markets and relative to their own history, which gives further confidence of a continuation of the strong rally as sentiment improves further.

We would like to thank you for your participation in the Van Eck Asia Dynasty Fund, and we look forward to working with you in the future.

[GRAPHIC OMITTED]

/s/ David A. Semple
-------------------
DAVID A. SEMPLE
PORTFOLIO MANAGER

January 16, 2002
----------------

The Morgan Stanley Capital International Far East Free ex-Japan Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's

                                ASIA DYNASTY FUND
-------------------------------------------------------------------------------


performance. Indices are not securities in which investments can be made.

+ The MSCI Far East Free ex-Japan Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately ten Asian markets (excluding Japan). "Free" indicates that the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

++The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

* All market returns are Morgan Stanley Capital International (MSCI) Indices (with gross dividends reinvested) in U.S. dollar terms.


-------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/01
-------------------------------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
-------------------------------------------------------------------------------
A shares--Life (since 3/22/93)   (0.07)%          0.61%
-------------------------------------------------------------------------------
5 year                           (7.13)%         (6.02)%
-------------------------------------------------------------------------------
1 year                          (10.95)%         (5.45)%
-------------------------------------------------------------------------------
B shares--Life (since 9/1/93)    (2.07)%         (2.07)%
-------------------------------------------------------------------------------
5 year                           (6.99)%         (6.74)%
-------------------------------------------------------------------------------
1 year                          (10.37)%         (5.65)%
-------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*   A shares: maximum sales charge is 5.75%
    B shares: maximum contingent deferred sales charge is 5.00%

                              GEOGRAPHICAL HOLDINGS
                             AS OF DECEMBER 31, 2001

[Representation of data in pie chart.]

Taiwan                 22.4%
South Korea            21.4%
Hong Kong              17.8%
India                  13.5%
China                  12.6%
Thailand                3.9%
Malaysia                3.0%
Indonesia               2.7%
Singapore               2.6%
Cash/Equivalents        0.1%

                                ASIA DYNASTY FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2001*
-------------------------------------------------------------------------------

KOOKMIN BANK
(SOUTH KOREA, 4.1%)
Kookmin Bank provides various commercial banking services such as deposits, credit cards, trust funds, foreign exchange transactions and corporate finance. The bank also offers Internet banking services.

TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.
(TAIWAN, 3.9%)
Taiwan Semiconductor manufactures integrated circuits based on its proprietary designs. The company offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode, volatile and non-volatile memory and BiCMOS chips. Taiwan Semiconductor is an affiliate of Philips Electronics N.V.

SATYAM COMPUTER SERVICES LTD.
(INDIA, 3.6%)
Satyam Computer Services is a software services company specializing in IBM, Windows and Unix platforms. The company undertakes turnkey execution of projects in India and abroad, and has pioneered offshore software development in India using its high-speed satellite data communication. Satyam also provides Internet access through Satyam Infoway.

HUTCHISON WHAMPOA LTD.
(HONG KONG, 3.6%)
Hutchison Whampoa, through its subsidiaries, operates five core businesses including ports and related services, telecommunications and e-commerce, property and hotels, retail and manufacturing, energy, infrastructure, finance and investments.

ADVANTECH CO. LTD.
(TAIWAN, 3.5%)
Advantech manufactures and markets embedded personal computers, network computing products, industrial automation products and panel PCs.

HCL TECHNOLOGIES LTD.
(INDIA, 3.4%)
HCL provides software development and related engineering services. The group works within a variety of technologies, including Internet and e-commerce, networking and Internetworking, Internet telephony, embedded software, ASIC/VLSI design and testing, satellite and wireless communications, and component-based object technologies, including COM, DCOM and COBRA.

MEDIATEK, INC.
(TAIWAN, 3.4%)
MediaTek is a semiconductor design company. The company is Taiwan's leading designer of chipsets for optical storage drives such as CD-ROM, CD-RW and DVD-ROM, as well as DVD players. MediaTek is partly owned by UMC, one of Taiwan's two main semiconductor foundry operators.

HYUNDAI MOBIS
(SOUTH KOREA, 3.3%)
Hyundai Mobis manufactures and markets automotive parts and equipment such as automotive service components, modules and systems. The company also produces industrial machinery, military vehicles and transportation containers. In addition, Hyundai contracts environmental projects, including sewage treatment plant and industrial waste water plant construction.

HUMAX CO., LTD.
(SOUTH KOREA, 3.2%)
Humax specializes in manufacturing digital satellite receivers. The company also produces digital cable television set top boxes (STB), digital terrestrial television STBs and web boxes. Humax exports its products to Europe, North Africa, the Middle East and Asia.

SAMSUNG ELECTRONICS CO., LTD.
(SOUTH KOREA, 3.2%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

--------
*Portfolio is subject to change.

                                ASIA DYNASTY FUND
                             PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Asia Dynasty Fund (Classes A and B) made at inception with a similar investment in the Morgan Stanley Capital International Far East Free ex-Japan Index.


                       VAN ECK ASIA DYNASTY FUND (CLASS A)
                      VS. MSCI FAR EAST FREE EX-JAPAN INDEX

[Data below represents line chart in the printed piece]

                                                     MSCI FAR EAST
                  VAN ECK ASIA DYNASTY               FREE EX-JAPAN
  DATE         FUND-A (WITH SALES CHARGE)(2)             INDEX
---------     -----------------------------              -----
Mar-22-93              9421                              10000
                      10386                              11226
Sep-93                11454                              12718
                      15183                              18596
Mar-94                12391                              14554
                      12431                              15183
Sep-94                13712                              17058
                      12341                              15344
Mar-95                11670                              15156
                      12626                              16588
Sep-95                12555                              16327
                      12728                              16701
Mar-96                13580                              18316
                      13323                              18269
Sep-96                13149                              18009
                      13559                              18561
Mar-97                13015                              17868
                      13631                              18785
Sep-97                11896                              15286
                       9207                              10337
Mar-98                 9337                              11355
                       7100                               7671
Sep-98                 6899                               6985
                       9184                               9839
Mar-99                 9996                              10400
                      15565                              14347
Sep-99                13599                              12900
                      20063                              15950
Mar-00                19513                              15488
                      16215                              13694
Sep-00                13467                              11531
                      10512                              10081
Mar-01                 9984                               9724
                       9864                               9504
Sep-01                 7315                               7565
Dec-01                 9939                               9871

--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/01             1 Year    5 Year  Inception(1)
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-A (w/o sales charge)        (5.45)%   (6.02)%    0.61%
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-A (with sales charge)(2)   (10.95)%   (7.13)%   (0.07)%
--------------------------------------------------------------------------------
 MSCI Far East Free ex-Japan Index                (4.19)%  (13.68)%   (2.13)%
--------------------------------------------------------------------------------

                       VAN ECK ASIA DYNASTY FUND (CLASS B)
                      VS. MSCI FAR EAST FREE EX-JAPAN INDEX

[Data below represents line chart in the printed piece]

                                                     MSCI FAR EAST
                  VAN ECK ASIA DYNASTY               FREE EX-JAPAN
  DATE         FUND-A (WITH SALES CHARGE)(3)             INDEX
---------     -----------------------------              -----



Sep-93                  10000                            10386.1
Dec-93                  11598                            15186.1
Mar-94                  12316                            11885.5
Jun-94                  11660                            12399.2
Sep-94                  12369                            13930
Dec-94                  11261                            12530.9
Mar-95                  10281                            12376.6
Jun-95                  11385                            13546.4
Sep-95                  10924                            13333
Dec-95                  10688                            13639.1
Mar-96                  12168                            14957.4
Jun-96                  12014                            14919.5
Sep-96                  11231                            14706.8
Dec-96                  11977                            15158
Mar-97                  12068                            14591.8
Jun-97                  11941                            15340.9
Sep-97                  10976                            12482.8
Dec-97                  8255                             8441.81
Mar-98                  8190                             9272.62
Jun-98                  6650                             6264.41
Sep-98                  5635                             5704.31
Dec-98                  7530                             8034.99
Mar-99                  7740                             8493.03
Jun-99                  10997                            11715.9
Sep-99                  12316                            10535
Dec-99                  14139                            13025.6
Mar-00                  16818                            12648
Jun-00                  12705                            11182.8
Sep-00                  13063                            9416.9
Dec-00                  9221                             8232.64
Mar-01                  9662                             7941.26
Jun-01                  8969                             7761.16
Sep-01                  7338                             6178.21
Dec-01                  8398                             8061.05

--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/01             1 Year    5 Year  Inception(1)
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-B (w/o sales charge)         (5.65)%  (6.74)%   (2.07)%
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-B (with sales charge)(3)    (10.37)%  (6.99)%   (2.07)%
--------------------------------------------------------------------------------
 MSCI Far East Free ex-Japan Index                 (4.19)% (13.68)%    4.46)%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK ASIA DYNASTY FUND WAS 3/22/93 (CLASS A) AND 9/1/93 (CLASS B). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

Returns for the Van Eck Asia Dynasty Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International Far East Free ex-Japan Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Far East Free ex-Japan Index is a market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets (excluding Japan); the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             GLOBAL HARD ASSETS FUND
-------------------------------------------------------------------------------

Dear Shareholder:

The year 2001 was difficult for most financial markets, primarily the result of a global economic slowdown. While the Van Eck Global Hard Assets Fund had a negative total return for the year, the Fund outperformed its peer group indices. The Fund had a total return of -8.56% for the year versus a decline of 16.91% for the Goldman Sachs Natural Resources Index,+ a return of -16.34% for the CRBF (commodities) Index,++ and -28.12% for the Goldman Sachs Commodities Index.+++

MARKET REVIEW

Despite general hopes for a rebound from the weak market performance of 2000, 2001 also saw significant broad market declines (marking the first successive years of decline in the U.S. stock market since 1973-74). The Standard & Poor's 500 Index++++ fell 11.88% for the year as a result of a slowing economy and weak corporate profits. Throughout the course of the year, the Federal Reserve lowered interest rates--11 times for a total of 475 basis points (4.75%)--and the government implemented a tax cut. Unfortunately, these measures failed to provide any real boost to the economy, though it could be argued that monetary and fiscal stimulus were partially responsible for the surprising post-September 11 rally.

Slowing economies around the globe also had a dramatic impact on commodity demand and the September 11 tragedy pushed commodity prices down further. As of the end of the year, most commodities were trading at their production costs. However, some related stocks fared surprisingly well due to factors such as defensive characteristics or industry improvements.

U.S. REAL ESTATE securities fared very well for the year with a gain of 12.8% (as measured by the Morgan Stanley REIT Index(1)) as the positives of the sector's defensive characteristics outweighed any negatives brought on by a slowing economy. Over the course of the year, real estate fundamentals deteriorated with rents declining and vacancies rising. Despite this, qualities such as predictable cash flows and steady high dividend yields continued to attract investor interest. During the year, another positive that helped U.S. REITs (real estate investment trusts) was their increasing legitimization as a substantial and accepted asset class. Both Equity Office Properties (2.8% of the Fund's net assets as of December 31) and Equity Residential Properties (0.6% of net assets) were added to the S&P 500 Index and several smaller REITs were added to the Russell Indices (small-capitalization stock indices), which provided additional liquidity and increased exposure to the sector. Throughout the course of the year, we reduced the Fund's weighting to real estate (from 22.9% to 6.8% of net assets by yearend), reallocating assets in favor of gold, as we felt that the deteriorating fundamentals and valuations for the sector did not warrant a large capital allocation.

Both GOLD and gold shares provided positive performance in 2001, primarily due to the uncertain economic and political environment and an increased awareness of the role of gold as a hedge against financial and political risk. After declining early in 2001, the price of gold bullion reversed course, climbing along a steady path to finish the year at $278.95 an ounce, for a gain of 2.5%. Notably, from its first quarter low of $255.85, gold has risen approximately 9%. This upward move was punctuated by two abrupt rises to the $290 an ounce level. The first occurred in May when the markets became concerned over the potentially inflationary impact of excessive global monetary easing. The second occurred when investors sought a safe haven following the September 11 attacks. Gold shares, meanwhile, were one of the few asset classes with high positive returns in 2001, with a gain of 22.7% for the year (as measured by the Financial Times Gold Mines Index(2)), partly the result of fundamental industry improvements such as consolidation. We increased the Fund's gold share position from approximately 9% in the beginning of the year to over 20% in the second quarter, maintaining that position throughout the second half as real interest rates declined to zero (usually very positive for gold), the industry outlook improved and general uncertainty and volatility continued.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

PAPER AND FOREST PRODUCT stocks performed relatively well this year (gaining 2.3% as measured by the Philadelphia Forest & Paper Products Index(3)), in contrast to pulp and timber prices, as the markets responded to monetary stimulus and started to look beyond the recession and anticipate a North American economic and earnings recovery in the spring of 2002. These stocks were further boosted by continued industry consolidation, capacity cuts, and production and inventory discipline on the part of the industry. We increased the Fund's position in paper and forest stocks substantially from 8% to approximately 13% by yearend.

The INDUSTRIAL METALS sector followed much the same pattern as the paper and forest products sector, both being cyclical in nature, with commodities down and selected stocks up for the year. The sector also witnessed positive industry initiatives. The Fund's industrial metals position ranged between 7% and 14% during the year.

For the ENERGY sector, 2001 was a tale of a reversal of fortune. At the beginning of the year, an energy shortage seemed imminent, whether in electricity with shortages in California and the western coast, or on the natural gas side. In contrast, by the end of the year, there was an electricity surplus and a record surplus in natural gas inventories. On the oil side, the market went from debating how small OPEC excess capacity was to what the compliance rate on the latest 1.5 million barrel per day OPEC production cut was going to be to keep prices from falling further. As a result, every energy subsector had a negative year in terms of return.

More specifically, natural gas prices tumbled during the year as mild weather and the substituting of other, cheaper fuels caused inventories to swell (the continuous natural gas contract fell 73.7%). On the oil side, less-than-expected demand and a buildup in non-OPEC supply caused prices to fall over the course of the year. Crude averaged $25.90 a barrel, down approximately 15% from the average in 2000. We substantially reduced the Fund's exposure to energy during the first half of the year, from approximately 50% to 34% at June 30, 2001, and established a more defensive energy position. Specifically, we reduced holdings in higher volatility oil service companies (which fell 29.8% as measured by the Philadelphia Oil Service Sector Index(4)) while increasing holdings in integrated oil stocks (which fell 0.52% as measured by the AMEX Oil Index(5)), which should be less affected by lower oil prices. In the second half of the year, we purchased some utility stocks on price weakness resulting partly from the collapse of Enron, the oil trading company (the Fund did not hold any Enron shares). These stocks offer 5%-plus dividend yields, are defensive in nature, and were trading at very reasonable price-earnings ratios. The Fund ended the year with a 36% position in the energy sector.

THE OUTLOOK

The massive monetary stimulus witnessed in 2001 should help push commodity demand and prices higher over the course of the next one to two years and we are positive on certain hard assets. In addition, the fact that many commodities have been trading at their production costs, which has historically marked commodity price lows, is positive and suggests that the downside is limited. There are also a number of progressive industry factors that should further help certain sectors' stocks, such as paper and industrial metals. These include cost-cutting programs, production discipline and further consolidation. While defensive energy stocks should perform well, we will continue to avoid certain sub-sectors, such as oil service stocks, given the deteriorated fundamentals in the short term. We remain cautious on real estate since the real estate cycle has matured. Gold continues to look promising given political and economic uncertainty, further industry consolidation, and low real interest rates, which we expect to remain low for some time. In sum, there are many hard asset sectors that should offer good investment opportunities in the year to come.

                             GLOBAL HARD ASSETS FUND
-------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]

DEREK S. VAN ECK
PORTFOLIO MANAGER

January 17, 2002

--------
     The Goldman Sachs Natural Resources Index, the CRBF Index, the Goldman Sachs Commodities Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. The Index was introduced in July 1998 with a base value of 100.00 on April 30, 1998.

++ The CRBF (Commodity Research Bureau Futures Composite) Index represents a geometric average of 17 commodity future prices over time. It consists of the following components: 23.5% soft commodities (cocoa, coffee, sugar, etc.); 17.6% energy; 17.6% grains and oilseeds; 17.6% precious metals; 11.8% livestock and 11.8% industrials.

+++  The Goldman Sachs Commodities Index consists of the following components:
     48% energy, 18% agricultural, 6% industrial, 25% livestock and 3% precious metals.

++++ The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(1) The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

(2) The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

(3) The Philadelphia Forest & Paper Products Index is a price-weighted index designed to measure the price movement of companies that focus on the growth, harvest and transformation of timber into building and paper products.

(4) The Philadelphia Oil Service Sector Index is a price-weighted index of leading oil service companies.

(5) The AMEX Oil Index is a price-weighted index of leading companies involved in the exploration, production and development of petroleum.


-------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/01
-------------------------------------------------------------------------------
AVERAGE ANNUAL                  AFTER MAXIMUM      BEFORE SALES
TOTAL RETURN                    SALES CHARGE*      CHARGE
-------------------------------------------------------------------------------
A shares--Life (since 11/2/94)     5.49%           6.36%
-------------------------------------------------------------------------------
5 year                            (3.25)%         (2.10)%
-------------------------------------------------------------------------------
1 year                           (13.83)%         (8.56)%
-------------------------------------------------------------------------------
B shares--Life (since 4/24/96)     1.32%           1.48%
-------------------------------------------------------------------------------
5 year                            (3.05)%         (2.68)%
-------------------------------------------------------------------------------
1 year                           (13.64)%         (9.09)%
-------------------------------------------------------------------------------
C shares--Life (since 11/2/94)     6.02%           6.02%
-------------------------------------------------------------------------------
5 year                            (2.62)%         (2.62)%
-------------------------------------------------------------------------------
1 year                            (9.74)%         (8.83)%
-------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investments would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%
  C shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
-------------------------------------------------------------------------------
                              GEOGRAPHICAL HOLDINGS
                             AS OF DECEMBER 31, 2001

[Representation of data in pie chart.]

United States               53.4%
Canada                      17.2%
Cash/Equivalents             8.4%
South Africa                 7.8%
Australia                    6.4%
Other Countries              3.8%
Russia                       3.0%

                                 SECTOR HOLDINGS
                             AS OF DECEMBER 31, 2001

[Representation of data in pie chart.]

Energy                     35.6%
Precious Metals            20.6%
Paper & Forest Products    12.9%
Industrial Metals          11.3%
Cash/Equivalents            8.4%
Real Estate                 6.8%
Utilities                   2.6%
Other                       1.8%

                             GLOBAL HARD ASSETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2001*
-------------------------------------------------------------------------------



ALCOA, INC.
(U.S., 4.1%)
Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in the packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished projects.


CHEVRONTEXACO CORP.
(U.S., 3.6%)
ChevronTexaco is an integrated energy company with operations in countries located around the world. The company conducts operations in oil and gas exploration and production, oil and gas refining and marketing, power, and chemical manufacturing. ChevronTexaco markets petroleum products under brand names such as Chevron, Texaco, Caltex, Havoline and Delo.


INTERNATIONAL PAPER CO.
(U.S., 3.6%)
International Paper produces and distributes printing paper, packaging, forest products, and chemical products. The company operates specialty businesses in global markets as well as a broadly based distribution network. International Paper exports its products worldwide.


BARRICK GOLD CORP.
(CANADA, 3.3%)
Barrick is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.


MURPHY OIL CORP.
(U.S., 3.0%)
Murphy Oil is a worldwide oil and gas exploration and production company with refining and marketing operations. The company's principal activities are located in the United States and the United Kingdom. Murphy Oil also conducts pipeline and crude oil trading operations in Canada.


EL PASO CORP.
(U.S., 2.9%)
El Paso conducts operations in natural gas transportation, gas gathering and processing, and gas and oil production. The company also has operations in power generation, merchant energy services, international project development and energy financing.


EQUITY OFFICE PROPERTIES TRUST
(U.S., 2.8%)
Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.


NEWMONT MINING CORP.
(U.S., 2.6%)
Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Peru, Indonesia, Mexico and the Central Asian Republic of Uzbekistan. Newmont also mines and processes gold and silver ore in the United States, Canada, Bolivia and Australia.


GOLD FIELDS LTD.
(SOUTH AFRICA, 2.6%)
Gold Fields is a gold mining, development and exploration company in South Africa. The group's principal operating mines include Driefontein, Kloof, Leeudoorn, Libanon, Beatrix, Fairview, Oryx and St. Helena.


DEVON ENERGY CORP.
(U.S., 2.4%)
Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin and the Rocky Mountains, the Gulf Coast area and offshore Gulf of Mexico, the Western Canada Sedimentary Basin in Alberta and British Columbia, and Azerbaijan, Egypt, Qatar, Brazil, Australia and Venezuela.

--------------------------

*Portfolio is subject to change.

                             GLOBAL HARD ASSETS FUND
                             PERFORMANCE COMPARISON
-------------------------------------------------------------------------------
These graphs compare a hypothetical $10,000 investment in the Van Eck Global Hard Assets Fund (Classes A, B and C) made at inception with a similar investment in the Standard & Poor's 500 Index.

[Data below represents line chart in the printed piece]

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS A)
                        VS. STANDARD & POOR'S 500 INDEX

                       GLOBAL HARD ASSETS            STANDARD & POOR'S
DATE             FUND-A (WITH SALES CHARGE)(2)           500 INDEX
--------         -----------------------------           ----------
Nov-2-94                     9426                           10000
Dec-94                       9322                            9779
Mar-95                       9838                           10730
Jun-95                       10313                          11753
Sep-95                       10670                          12686
Dec-95                       11195                          13449
Mar-96                       12537                          14171
Jun-96                       13459                          14806
Sep-96                       14135                          15264
Dec-96                       16301                          16535
Mar-97                       16323                          16980
Jun-97                       17680                          19942
Sep-97                       21064                          21435
Dec-97                       18631                          22050
Mar-98                       18174                          25124
Jun-98                       15794                          25953
Sep-98                       12671                          23376
Dec-98                       12623                          28351
Mar-99                       12794                          29763
Jun-99                       14625                          31861
Sep-99                       14490                          29873
Dec-99                       14723                          34316
Mar-00                       14858                          35102
Jun-00                       15152                          34172
Sep-00                       15729                          33841
Dec-00                       16035                          31195
Mar-01                       14821                          27499
Jun-01                       15385                          29107
Sep-01                       13326                          24836
Dec-01                       14662                          27490

-----------------------------------------------------------------------------------
                                                                           Since
 Average Annual Total Return 12/31/01                 1 Year   5 Year   Inception(1)
-----------------------------------------------------------------------------------
 VE Global Hard Assets Fund-A (w/o sales charge)      (8.56)%  (2.10)%     6.36%
-----------------------------------------------------------------------------------
 VE Global Hard Assets Fund-A (with sales charge)(2) (13.83)%  (3.25)%     5.49%
-----------------------------------------------------------------------------------
 Standard & Poor's 500 Index                         (11.88)%  10.69%     15.14%
-----------------------------------------------------------------------------------

[Data below represents line chart in the printed piece]

             VAN ECK GLOBAL HARD ASSETS FUND (CLASS B)
                        VS. STANDARD & POOR'S 500 INDEX

                       GLOBAL HARD ASSETS            STANDARD & POOR'S
DATE             FUND-B (WITH SALES CHARGE)(3)           500 INDEX
--------         -----------------------------           ----------
Apr-24-96                    10000                          10000
Jun-96                       10303                          10297
Sep-96                       10825                          10615
Dec-96                       12455                          11499
Mar-97                       12455                          11808
Jun-97                       13477                          13868
Sep-97                       16037                          14906
Dec-97                       14164                          15334
Mar-98                       13801                          17471
Jun-98                       11976                          18048
Sep-98                       9599                           16256
Dec-98                       9553                           19716
Mar-99                       9664                           20698
Jun-99                       11028                          22156
Sep-99                       10899                          20774
Dec-99                       11055                          23864
Mar-00                       11138                          24411
Jun-00                       11341                          23764
Sep-00                       11746                          23533
Dec-00                       11758                          21693
Mar-01                       11028                          19123
Jun-01                       11451                          20241
Sep-01                       9904                           17272
Dec-01                       10771                          19117

-----------------------------------------------------------------------------------
                                                                           Since
 Average Annual Total Return 12/31/01                  1 Year  5 Year    Inception(1)
-----------------------------------------------------------------------------------
 VE Global Hard Assets Fund-B (w/o sales charge)        (9.09)%   (2.68)%  1.48%
------------------------------------------------------------------------------------
 VE Global Hard Assets Fund-B (with sales charge)(3)   (13.64)%   (3.05)%  1.32%
------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                           (11.88)%   10.69%   12.10%
------------------------------------------------------------------------------------

[Data below represents line chart in the printed piece]

                    VAN ECK GLOBAL HARD ASSETS FUND (CLASS C)
                         VS. STANDARD & POOR'S 500 INDEX

                       GLOBAL HARD ASSETS            STANDARD & POOR'S
DATE             FUND-C (WITH SALES CHARGE)(4)          500 INDEX
--------         -----------------------------          ----------
Nov-2-94                   10000                          10000
Dec-94                     9885                           9779
Mar-95                     10420                          10730
Jun-95                     10914                          11753
Sep-95                     11292                          12686
Dec-95                     11954                          13449
Mar-96                     13387                          14171
Jun-96                     14365                          14806
Sep-96                     15092                          15264
Dec-96                     17354                          16535
Mar-97                     17354                          16980
Jun-97                     18776                          19942
Sep-97                     22338                          21435
Dec-97                     19733                          22050
Mar-98                     19228                          25124
Jun-98                     16692                          25953
Sep-98                     13376                          23376
Dec-98                     13313                          28351
Mar-99                     13467                          29763
Jun-99                     15361                          31861
Sep-99                     15195                          29873
Dec-99                     15412                          34316
Mar-00                     15528                          35102
Jun-00                     15809                          34172
Sep-00                     16372                          33841
Dec-00                     16667                          31195
Mar-01                     15374                          27499
Jun-01                     15976                          29107
Sep-01                     13825                          24836
Dec-01                     15195                          27490

------------------------------------------------------------------------------------------
                                                                                Since
 Average Annual Total Return 12/31/01                  1 Year      5 Year     Inception(1)
------------------------------------------------------------------------------------------
 VE Global Hard Assets Fund-C (w/o sales charge)       (8.83)%    (2.62)%       6.02%
------------------------------------------------------------------------------------------
 VE Global Hard Assets Fund-C (with sales charge)(4)   (9.74)%    (2.62)%       6.02%
------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index                          (11.88)%    10.69%       15.14%
------------------------------------------------------------------------------------------

(1)  INCEPTION DATE FOR THE VAN ECK GLOBAL HARD ASSETS FUND WAS 11/2/94 (CLASS
     A), 4/24/96 (CLASS B), AND 11/2/94 (CLASS C). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

(4) 1.00% redemption charge taken into account on total return for one-year time period.

Returns for the Van Eck Global Hard Assets Fund (Classes A, B and C) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends and distributions, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

We previously compared this Fund's performance to the Ibbotson Hard Assets Index. However, this index is no longer available.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                               GLOBAL LEADERS FUND
-------------------------------------------------------------------------------

Dear Shareholder:

Investors will remember 2001 not only for the tragic events of September 11, but also for the first synchronized global slowdown in a decade, the worst bankruptcy on record (Enron), and the second year in a row that bonds outperformed equities. During the first half of the year, it became apparent that world economic growth was not merely moderating, but was slowing sharply, a trend that continued into the second half and was exacerbated by September 11. Investor appetite for risk remained low throughout the year, yielding a dramatic decline in growth stocks. In this difficult year, the Van Eck Global Leaders Fund declined 27.32% compared to the benchmark Morgan Stanley Capital International (MSCI) World Index,* which fell 17.83%.

MARKET REVIEW
The decline in equity markets in 2001 was a continuation of the deflating technology bubble from the prior year. The driving force behind the technology bubble was the boom in capital spending of the late 1990s. Similarly, a spending reduction has been a principal cause of the economic recession (for example, nearly 3% of the decline in U.S. GDP can be explained by the change in capital spending). Although this occurred mostly in the U.S., it had worldwide ramifications in terms of global economic growth and equity performance.

Every major region of the world turned in negative stock market performance for the year. U.S. stocks fell 13.2%,+ faring better than Europe, where the market declined 21.2%. The largest decline was in Japan, which fell 29.9%, while the remainder of the Pacific region fell 4.2%. And although equities rallied in the fourth quarter, every major industry sector recorded negative performance for the year.

Throughout the year, U.S. corporations stepped back to assess the benefit of the huge spending binge, which led to overleveraged balance sheets and excess capacity on a worldwide level. Little pricing power and satiated consumer demand led to a manufacturing slowdown, which quickly spread to the service sector. In response to the economic slowdown, the U.S. Federal Reserve Bank cut rates 11 times in 2001, from 6.5% in January to 1.75% today.

In line with our expectations, Europe has not acted as a counterweight to the U.S. slowdown. Despite declines in employment, exports, manufacturing and inflation, the European Central Bank has failed to be as aggressive as the Fed and the Bank of England in reducing interest rates. It is our belief that under these circumstances European companies will continue to suffer profit margin compression and further earnings downgrades are likely.

In Japan, the economy steadily deteriorated throughout the year, placing great strain on the political and financial system. Unemployment and bankruptcies have reached new highs and industrial output fell to its lowest level in 13 years. Furthermore, U.S. credit rating agencies have downgraded Japan's sovereign debt because of the country's rising debt levels and the slow pace of structural reforms.

Within Asia, growth continued to be hampered by the weakness of the global economy due to the region's dependence on foreign consumption, particularly in the technology area. Investors' increasing risk aversion was visible as stock prices reflected the severe economic slowdown in Singapore, Malaysia, Taiwan, Hong Kong, Korea and the Philippines. China was the lone exception, as its economy grew strongly during the period.

FUND REVIEW

We maintained a large allocation of over 50% of Fund assets to U.S. stocks throughout the year as the U.S. Federal Reserve aggressively lowered interest rates and the U.S. government enacted measures, such as tax cuts, to stimulate the slowing U.S. economy. We lowered the Fund's weighting to Continental Europe from 27.9% at the beginning of the year to 20.1% by December 31 as Europe's economy slowed sharply and the European Central Bank (ECB) failed to be as aggressive as the Fed in cutting interest rates. In contrast, we increased the Fund's exposure to the UK fairly substantially, from 8.2% in January to 14.8% by yearend. We have favored the UK because the Central Bank of England has been much more proactive in cutting rates than the ECB and, further, because we expected the large concentration of financial stocks within the UK (as well as our own UK financial services

                               GLOBAL LEADERS FUND
-------------------------------------------------------------------------------

holdings, such as Royal Bank of Scotland and Lloyds, which accounted for 2.1% and 1.1% of the Fund's total net assets as of December 31, respectively) to benefit from a lower interest rate environment, which proved to be the case.

In Japan, we held an underweight position in the portfolio throughout the year (8% of net assets at yearend) due to the ineffectivenenss of Prime Minister Koizumi's proposed unorthodox remedies. Within the Fund's Japanese position, we focused on export-oriented companies that have benefited from a weakening yen, such as Canon, Pioneer and SMC Corp., (0.7%, 1.3% and 1.3% of the Fund's net assets, respectively), which derive a substantial portion of their revenues from outside Japan. We maintained only a small position of approximately 3% of net assets in emerging Asia throughout the year, focusing on companies with the greatest exposure to China, where the economy has been quite healthy. For the most part, our geographic weightings proved helpful in terms of Fund performance.

Although we had lowered the Fund's technology position in the year 2000, the Fund still had a fair amount of exposure to technology in the beginning of 2001 since we expected a short-lived economic downturn. After the first quarter, when it became apparent that economic growth would continue to stagnate, we began to reposition the Fund more defensively. We increased the cash position and reallocated among sectors, favoring those with greater earnings stability, such as pharmaceuticals, healthcare and consumer staples. While some of our sector emphases, such as consumer staples, helped Fund performance in relative terms, others, such as technology in the first quarter, did not.

THE OUTLOOK
Looking forward, the tremendous amount of monetary and fiscal stimulus added to the system should accelerate global growth in 2002, with the best growth seen in the U.S. and the worst in Japan. Consumer demand, which accounts for two-thirds of U.S. GDP, should continue to be resilient as interest rates and energy prices remain low. Company inventories, which have had some of the sharpest declines in 17 years, should contribute to economic growth as they are rebuilt in anticipation of satisfying improving demand.

On a regional basis, we continue to expect the U.S. to lead the recovery. Despite a failure by Congress to pass additional spending bills, the fiscal stimulus currently in place should boost the economy. While economic conditions continue to erode in Europe, we expect the European Central Bank to resume monetary easing, especially with inflation below its targeted level of 2.0%. Asian and emerging markets should benefit from a resurgence in global growth, particularly in the U.S.

Given our outlook for 2002, we expect a more favorable environment for growth stocks as the economy strengthens toward the second half of the year. We anticipate increasing the Fund's cyclical exposure through a reduction in the consumer staples and healthcare sectors and an increase in the consumer discretionary, information technology and telecommunication sectors. Within the financial sector, we are shifting exposure away from traditional banks and insurance stocks in favor of stocks with greater leverage to the global capital markets.

We would like to thank you for your participation in the Van Eck Global Leaders Fund, and we look forward to working with you in the future.


[PHOTO OMITTED]                      [PHOTO OMITTED]


/s/ Sheila Hartnett-Devlin           /s/ David J. Burns
---------------------------          ------------------
SHEILA HARTNETT-DEVLIN               DAVID J. BURNS
CO-PORTFOLIO MANAGER                 CO-PORTFOLIO MANAGER

January 23, 2002

                               GLOBAL LEADERS FUND
-------------------------------------------------------------------------------

  The Morgan Stanley Capital International (MCSI) World Stock Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The MSCI World Stock Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

+ All market returns are Morgan Stanley Capital International (MSCI) Indices
 (with gross dividends reinvested) in U.S. dollar terms.

PERFORMANCE RECORD AS OF 12/31/01

AVERAGE ANNUAL                    AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                      SALES CHARGE*    CHARGE
-------------------------------------------------------------------------------
A shares--Life (since 12/20/93)       2.56%           3.31%
-------------------------------------------------------------------------------
5 year                               (0.31)%          0.87%
-------------------------------------------------------------------------------
1 year                              (31.52)%        (27.32)%
-------------------------------------------------------------------------------
B shares--Life (since 12/20/93)       2.69%           2.69%
-------------------------------------------------------------------------------
5 year                                0.13%           0.37%
-------------------------------------------------------------------------------
1 year                              (31.30)%        (27.72)%
-------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*   A shares: maximum sales charge is 5.75%
    B shares: maximum contingent deferred sales charge is 5.00%

                            GEOGRAPHICAL WEIGHTINGS+
                             AS OF DECEMBER 31, 2001


[Data below represents pie chart in the printed piece]

United States                 55.3%
United Kingdom                14.8%
Japan                          8.0%
Germany                        4.9%
Denmark                        3.1%
Italy                          3.1%
Other Countries                2.7%
France                         2.4%
Hong Kong                      2.4%
Netherlands                    2.4%
Switzerland                    2.1%

------------
+ Geographical weightings add up to more than 100% due to a negative "Other assets less liabilities" position (see pg. 34).

                               GLOBAL LEADERS FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 2001*
-------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSN. (FANNIE MAE)
(U.S., 2.8%)
Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage-backed securities to facilitate housing ownership. The series of interest rate cuts by the Fed last year resulted in a robust refinancing cycle that has led Fannie Mae to record volumes of business and strong earnings. Also, increasing levels of home ownership and rising property values should continue to drive mortgage demand.


MARSH & McLENNAN CO., INC.
(U.S., 2.7%)
Marsh & McLennan is a professional services firm that, through its subsidiaries, provides investment management, insurance and consulting services. The company's diversity, global presence and market leadership are keys to earnings growth.


SCHERING AG
(GERMANY, 2.6%)
Schering is a healthcare company, manufacturing pharmaceutical products and equipment. The company's business is concentrated in the areas of female health, therapeutics and imaging. Schering produces hormone therapeutics, treatments for Multiple Sclerosis, Alzheimer's and Parkinson's diseases, cancer, stroke, cardiovascular and skin disorders, as well as x-ray, MRI, ultrasound and diagnostic equipment. New product development and geographic expansion are expected to be the key components to double-digit revenue growth.

ROYAL BANK OF SCOTLAND GROUP PLC
(UNITED KINGDOM, 2.1%)
Royal Bank of Scotland provides a wide range of banking and finance-related activities. It is the market leader in corporate banking in the UK, and has been successful in expanding outside its home market. The company maintains an earnings growth rate above that of its peer group.

DANSKE BANK A/S
(DENMARK, 1.8%)
Danske Bank is a leading financial services firm in the Nordic region. The company's diversified business mix provides a superior risk/reward profile relative to other Nordic banks.


BP PLC
(UNITED KINGDOM, 1.6%)
BP is an integrated oil and petrochemical company with operations in over 100 countries. Compared to other integrated oil companies, BP benefits from a lower cost of productivity and a greater ability to withstand commodity price volatility.


SMC CORP.
(JAPAN, 1.3%)
SMC manufactures pneumatic equipment and directional control devices such as power, hand and air valves. Overseas expansion and increased demand for pneumatic machinery as manufacturers continue to pursue greater automation and efficiency should drive earnings growth. SMC should also benefit from a weaker yen as its overseas revenue base expands.


PIONEER CORP.
(JAPAN, 1.3%)
Pioneer manufacturers and sells audio and video equipment for personal and industrial use. We expect Pioneer's earnings to be enhanced from sales growth in DVD players and recorders and higher end consumer electronics products. The weak yen will also have a positive impact on earnings.


CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 0.8%)
Cheung Kong develops and invests in real estate and provides real estate-related services. We expect a global economic recovery to ease deflation in Hong Kong and thereby result in an increase in property valuations, sales and rental activity, the main drivers of Cheung Kong's shares.



---------------------
*Portfolio is subject to change.

                               GLOBAL LEADERS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Global Leaders Fund (Classes A and B) made at inception with a similar investment in the Morgan Stanley Capital International World Stock Index.


[Data below represents line chart in the printed piece]

                      VAN ECK GLOBAL LEADERS FUND (CLASS A)
                           VS. MSCI WORLD STOCK INDEX

                        GLOBAL LEADERS                  MSCI WORLD
DATE             FUND-A (WITH SALES CHARGE)(2)          STOCK INDEX
--------         -----------------------------          -----------
Dec-20-93                   9426                          10000
                            9110                          10061
Jun-94                      9080                          10363
                            9357                          10585
Dec-94                      9059                          10508
                            9368                          10999
Jun-95                      9938                          11468
                            10248                         12109
Dec-95                      10444                         12685
                            10626                         13201
Jun-96                      10890                         13583
                            11103                         13764
Dec-96                      11727                         14395
                            11716                         14436
Jun-97                      13142                         16609
                            13630                         17084
Dec-97                      13459                         16664
                            14990                         19050
Jun-98                      15484                         19437
                            14468                         17107
Dec-98                      16239                         20719
                            16419                         21459
Jun-99                      16691                         22483
                            16903                         22149
Dec-99                      21570                         25886
                            22002                         26151
Jun-00                      20427                         25224
                            19311                         23957
Dec-00                      16850                         22474
                            13510                         19588
Jun-01                      13885                         20104
                            10997                         17214
Dec-01                      12246                         18693

--------------------------------------------------------------------------------
                                                                      Since
 Average Annual Total Return 12/31/01           1 Year    5 Year   Inception(1)
-------------------------------------------------------------------------------
 VE Global Leaders Fund-A (w/o sales charge)     (27.32)%    0.87%     3.31%
-------------------------------------------------------------------------------
 VE Global Leaders Fund-A (with sales charge)(2) (31.52)%   (0.31)%    2.56%
-------------------------------------------------------------------------------
 MSCI World Stock Index                          (17.83)%    4.11%     6.67%
-------------------------------------------------------------------------------

[Data below represents line chart in the printed piece]

                      VAN ECK GLOBAL LEADERS FUND (CLASS B)
                           VS. MSCI WORLD STOCK INDEX

                        GLOBAL LEADERS                  MSCI WORLD
DATE             FUND-B (WITH SALES CHARGE)(3)          STOCK INDEX
--------         -----------------------------          -----------
Dec-20-93                  10000                          10000
                            9654                          10061
Jun-94                      9591                          10363
                            9864                          10585
Dec-94                      9516                          10508
                            9833                          10999
Jun-95                      10424                         11468
                            10741                         12109
Dec-95                      10899                         12685
                            10069                         13201
Jun-96                      11323                         13583
                            11524                         13764
Dec-96                      12152                         14395
                            12128                         14436
Jun-97                      13590                         16609
                            14074                         17084
Dec-97                      13885                         16664
                            15447                         19050
Jun-98                      15932                         19437
                            14879                         17107
Dec-98                      16671                         20719
                            16843                         21459
Jun-99                      17109                         22483
                            17297                         22149
Dec-99                      22051                         25886
                            22448                         26151
Jun-00                      20817                         25224
                            19660                         23957
Dec-00                      17126                         22474
                            13713                         19588
Jun-01                      14083                         20104
                            11139                         17214
Dec-01                      12378                         18693

--------------------------------------------------------------------------------
                                                                      Since
 Average Annual Total Return 12/31/01             1 Year    5 Year  Inception(1)
--------------------------------------------------------------------------------
 VE Global Leaders Fund-B (w/o sales charge)      (27.72)%    0.37%    2.69%
--------------------------------------------------------------------------------
 VE Global Leaders Fund-B (with sales charge)(3)  (31.30)%    0.13%    2.69%
--------------------------------------------------------------------------------
 MSCI World Stock Index                           (17.83)%    4.11%    6.67%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK GLOBAL LEADERS FUND WAS 12/20/93 (CLASSES A AND B). Index returns are calculated as of nearest month end.

(2)  The maximum sales charge is 5.75%.

(3) Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

Returns for the Van Eck Global Leaders Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International World Stock Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI World Stock Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        INTERNATIONAL INVESTORS GOLD FUND
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck International Investors Gold Fund had a total return of 20.74% in 2001. In an environment of political, economic, financial and market uncertainty, gold performed as a true portfolio diversifier, substantially outperforming the general market. The Standard & Poor's 500 Index,+ for example, fell 11.88% for the year.

Both gold and gold shares provided positive performance in 2001, primarily due to the deteriorating economic and political picture and an increased awareness of the role of gold as a hedge against financial and political risk. After declining early in 2001, the price of gold bullion reversed course, climbing along a steady path to finish the year at $278.95 an ounce, for a gain of 2.5%. Notably, from its first quarter low of $255.85, gold has risen approximately 9%. This upward move was punctuated by two abrupt rises to the $290 an ounce level. The first occurred in May when the markets became concerned over the potentially inflationary impact of excessive global monetary easing. The second occurred when investors sought a safe haven following the September 11 attacks.

GOLD-MINING SHARES

Gold shares were one of the few asset classes with positive returns in 2001 thanks to the improving tenor of the gold market. The Financial Times Gold Mines Index++ finished the year with a 22.7% gain, its biggest in eight years. Australia was the best performing region for gold shares in U.S. dollar terms, due mainly to merger and acquisition activity. On September 4, South Africa's Anglogold Ltd. (2.1% of the Fund's total net assets at December 31) launched an unsolicited takeover offer for Normandy Mining Ltd. (4.3% of net assets), Australia's largest gold producer. A bidding war ensued when U.S.-based Newmont Mining Corp. (1.5% of net assets), in conjunction with Canada's Franco Nevada Mining Corp. Ltd. (1.6% of net assets), topped Anglogold's offer. After several rounds of bidding, Anglogold withdrew its final offer on January 18, thereby allowing Newmont to emerge as the winner. Newmont is an unhedged producer and has said that it will unwind Normandy's substantial hedge position over time. This would require gold purchases that could be supportive of bullion prices.

South African gold shares also had impressive gains for the year. The collapse of the rand benefited gold miners, as South African investors turned to gold shares for protection against their depreciating currency. In addition, the lower rand effectively reduces labor costs for the South African mines, which should enable many of the gold companies to report robust fourth quarter earnings. South African shares were up 111.4% in local currency terms and 33.6% in U.S. dollar terms for the year, as measured by the Johannesburg All Gold Index.* In North America, the best performing gold-mining stocks were the mid-sized companies that do not hedge their production and chose not to make acquisitions during the year--companies such as Meridian Gold, Inc., Goldcorp, Inc., and Glamis Gold Ltd. (4.0%, 4.1%, and 4.3% of net assets, respectively).

We made several changes in the International Investors Gold Fund portfolio over the course of the year. The most obvious was a shift in country emphasis from the United States to Canada. This was due to decreases in the holdings of U.S.-based Homestake Mining and Newmont. Your Fund's large position in Homestake was effectively transferred to our Canadian holdings as a result of the acquisition of Homestake by Barrick Gold (9.8% of net assets), which was announced in June and completed in December. Also, we took the view that Newmont could potentially be involved in an acquisition that would cause its share price to underperform. Exposure to Newmont was reduced early in the year to guard against this risk. The combination of the Fund's holdings in Newmont, Franco-Nevada and Normandy will again make Newmont one of the Fund's top positions once the merger is complete. In addition, our positive outlook toward gold has prompted us to enhance the Fund's leverage to bullion. We have increased positions in unhedged producers Gold Fields Ltd. of South Africa (12.5% of net assets at December 31), Harmony Gold Mining Co. Ltd. (7.6% of net assets), and Glamis Gold Ltd. Meanwhile, positions in non-gold metals producers (mainly platinum) have been reduced from approximately 10% of the Fund's net assets to less than 1%.

                        INTERNATIONAL INVESTORS GOLD FUND
-------------------------------------------------------------------------------
THE OUTLOOK

The Federal Open Market Committee sharply lowered its target for the federal funds rate from 6.5% in January 2001 to 1.75% currently, a new low since 1961, to attempt to brake the economy's slide into recession and to encourage interest cost-cutting and renewed credit expansion. The annual growth rate of the adjusted monetary base was raised from approximately 3% in the first half of 2001 to over 13% from the end of June 2001 to the present time. However, the monetary policy of stimulating demand through increased debt and its repayment from future income in depreciated currency may not be as effective as in the past. Accelerating debt growth may be required to achieve the desired economic growth rate. The average annual growth rate of total non-federal debt was approximately 2.8% during the recessionary early 1990s. It then climbed to over 8% from 1995 through 2000. During the second and third quarters of 2001, after the recession began, it averaged 7.5%, largely due to the booming housing market. This policy may have long-term natural limits:

o The economy may have a U- or W-shaped recovery instead of a V-shaped one, which the market currently expects later this year. However, after a possible rally, the recession may last longer than expected. Although some adjustments have already been made, many remaining imbalances may still need to be corrected. This recession may be more than an inventory correction. Aggregate demand, which was supported by high credit growth during the late 1990s boom, may not grow sufficiently to meet "potential output" and global oversupplies. Competition may become more severe. Rising costs (employment, insurance and security) and weak pricing power may keep profits under pressure. Business fixed capital spending may be slow to pick up due to over-capacity and high corporate debt ratios unless substantial, sustainable and profitable investment opportunities open up. Consumer spending, already at a high level due to low interest rates and huge debt stimulation from government-sponsored enterprises (housing), may be vulnerable to rising unemployment and to limited room for a further upturn in income or debt growth. It may take more time to reach the needed scale of adjustment for profits, investment spending and consumer demand to grow on a sustainable basis.

o Although recent profits have fallen sharply, stock valuations remain historically high and risky. Stock prices have rallied over 20% (Standard & Poor's 500 Index) from their September 2001 lows to early January this year in anticipation of a rebound in profits. Currently, a measure of the total market price-earnings ratio is approximately 23, down from a peak of 33 in April 2000, but well above the long-run average price-earnings ratio of approximately 14. Stocks are also high as a percentage of GDP. Over the years the profit annual growth rate bears a close relationship to the GDP growth rate. Investor expectations of high profit growth rates could be eroded, resulting in lower stock prices.

o Credit quality may deteriorate further, and financial distress may grow. Corporate business debt/net worth ratios climbed from 71% at the end of 1996 to over 80% on September 30, 2001. After the recession began last March net interest payments continued to rise while corporate profits fell, causing contracting liquidity and increased corporate vulnerability. Outstanding domestic financial sectors debt climbed from $578 billion (approximately 20% of GDP) at the end of 1980 to $9.1 trillion (89% of GDP) at the end of September 2001.

[Data below represents line chart in the printed piece]

                   FINANCIAL SECTOR DEBT AS PERCENTAGE OF GDP
                                   1980-2001
DATE
----
12/31/79                              18.95
                                      19.26
                                      19.7
                                      19.81
                                      19.81
                                      19.38
                                      20.29
                                      20.91
12/31/81                              21.3
                                      21.92
                                      22.66
                                      22.89
                                      23.47
                                      23.31
                                      23.33
                                      23.61
12/30/83                              23.93
                                      23.87
                                      24.54
                                      25.25
                                      26.09
                                      26.44
                                      27.18
                                      28.22
12/31/85                              29.11
                                      29.99
                                      31.78
                                      33.29
                                      35.12
                                      36.24
                                      37.56
                                      38.46
12/31/87                              38.75
                                      38.94
                                      39.54
                                      39.97
                                      40.81
                                      41.87
                                      42.07
                                      42.34
12/29/89                              42.94
                                      42.76
                                      42.99
                                      43.4
                                      44.74
                                      45.08
                                      45.05
                                      45.25
12/31/91                              45.83
                                      46.14
                                      46.52
                                      47.18
                                      47.08
                                      47.54
                                      47.68
                                      48.86
12/31/93                              49.24
                                      50.65
                                      51.09
                                      51.94
                                      52.95
                                      53.58
                                      54.66
                                      55.59
12/29/95                              56.83
                                      57.41
                                      58.58
                                      59.5
                                      60.49
                                      60.66
                                      61.6
                                      62.34
12/31/97                              64.37
                                      66.02
                                      68.49
                                      70.7
                                      72.85
                                      75.3
                                      77.61
                                      79.46
12/31/99                              80.12
                                      80.48
                                      81.21
                                      82.6
                                      84.33
                                      85.49
                                      86.93
12/31/01                              89.36

                        INTERNATIONAL INVESTORS GOLD FUND
-------------------------------------------------------------------------------

The cost of servicing this debt may become an unsupportable burden for many corporations and households if optimistic estimates of improved corporate cash flow and household income and net worth do not materialize. Credit down- grades, loan delinquencies and bankruptcies are continuing to broaden (Enron).

Investors who are cautious, risk-averse and vigilant may seek to preserve wealth. They may diversify into shorter-term bonds, T-Bills, cash or gold. Gold is a supranational "alternative" asset. Its price often has a negative correlation with stocks and bonds. Investors have already begun diversifying into gold or gold-mining shares (overall investment demand for gold in the third quarter 2001 was 17% higher than for the same quarter in 2000), and more may follow suit.

From 1997 to the present, the dollar gold price has made a long "bottom," trading between approximately $255 an ounce and $315 an ounce.


                                WEEKLY GOLD PRICE
                                    1995-2002

[Data below represents line chart in the printed piece]

DATE
----
Jan-95                               371.5
                                     379
                                     384.2
                                     378.3
                                     376.3
                                     376.3
                                     379
                                     376.6
                                     376.8
                                     382.3
                                     383.7
                                     382.3
                                     391.4
                                     392.9
                                     389.5
                                     390.4
                                     387.1
                                     390
                                     383.7
                                     383.5
                                     386
                                     383.6
                                     388.5
                                     390
                                     390.3
                                     384.6
                                     385.9
                                     388.9
                                     386.6
                                     383.5
                                     384.1
                                     384
                                     385.3
                                     383.4
                                     381.1
                                     382.9
                                     385.2
                                     384
                                     384
                                     383.4
                                     384.5
                                     382.1
                                     383
                                     382.6
                                     389.5
                                     387.3
                                     384
                                     386.6
                                     390
                                     386.5
                                     387.5
                                     387.1
Jan-96                               396.3
                                     396.3
                                     399.8
                                     406.2
                                     415.5
                                     405.8
                                     404.8
                                     398.5
                                     398.9
                                     397.1
                                     396.2
                                     398.4
                                     395.5
                                     393.6
                                     394.6
                                     390.7
                                     390.4
                                     392.5
                                     390.7
                                     392.6
                                     391
                                     391
                                     385.3
                                     384.9
                                     385.1
                                     380.5
                                     381.8
                                     383.8
                                     385
                                     385.3
                                     387.6
                                     387.8
                                     386.4
                                     388.5
                                     386.5
                                     385.3
                                     382.6
                                     381.3
                                     380.6
                                     380.4
                                     381.3
                                     380.4
                                     382.9
                                     378.3
                                     379.1
                                     379.8
                                     376.4
                                     371.7
                                     369
                                     368.7
                                     368.6
                                     369.6
Jan-97                               361
                                     359.1
                                     355.6
                                     352.4
                                     344.4
                                     342
                                     345.2
                                     352.3
                                     363.5
                                     348.7
                                     352.3
                                     352.9
                                     349.8
                                     348.8
                                     347
                                     341.5
                                     342
                                     340.3
                                     348.1
                                     344.1
                                     342.6
                                     344.7
                                     343.7
                                     341.1
                                     337.7
                                     334.6
                                     324.5
                                     321.4
                                     329
                                     326
                                     324.8
                                     327.2
                                     326.1
                                     324.8
                                     324.2
                                     322.6
                                     323.8
                                     320.9
                                     326.8
                                     334.9
                                     329.7
                                     325.3
                                     309
                                     311.5
                                     310.3

                                     303.4
                                     305
                                     297
                                     288.3
Jan-98                               282.9
                                     289.1
                                     294.7
                                     288.3
                                     278.7
                                     290.2
                                     299.6
                                     302.5
                                     298.2
                                     299.9
                                     297.3
                                     299.2
                                     294.5
                                     295.4
                                     291.8
                                     302.3
                                     308.3
                                     307.8
                                     307.8
                                     312.7
                                     302.3
                                     299.9
                                     301.3
                                     299.9
                                     293
                                     291.7
                                     286
                                     298.8
                                     293.9
                                     294.8
                                     290.9
                                     294.5
                                     291.5
                                     286.5
                                     286.7
                                     284.1
                                     284.8
                                     274.4
                                     286.9
                                     293.8
                                     291.5
                                     294.2
                                     300.6
                                     296.8
                                     300
                                     292.9
                                     292.6
                                     293.2
                                     295.9
                                     296.1
                                     296.2
                                     292.5
                                     290.9
                                     289.1
                                     286.3
Jan-99                               287.8
                                     291.4
                                     287.1
                                     286.5
                                     286.2
                                     288.6
                                     289.6
                                     288.3
                                     287.1
                                     288.5
                                     292.4
                                     284.3
                                     279.8
                                     279.9
                                     281.6
                                     284.3
                                     283.6
                                     286.6
                                     282.8
                                     276
                                     273
                                     270.5
                                     264.8
                                     260.7
                                     259.6
                                     260.3
                                     263.5
                                     257
                                     253.9
                                     254.7
                                     256
                                     256.2
                                     260.7
                                     257.4
                                     253.8
                                     254.3
                                     256.6
                                     255.3
                                     268.8
                                     309
                                     320.2
                                     315.2
                                     302.4
                                     299.2
                                     290.5
                                     291.3
                                     295
                                     297.1
                                     279.8
                                     279
                                     283.6
                                     287.6
                                     288
Jan-00                               281.8
                                     284.2
                                     289.1
                                     283.3
                                     310.3
                                     311
                                     305
                                     292.6
                                     288.8
                                     289
                                     284.6
                                     285
                                     279.1
                                     280
                                     282.6
                                     280
                                     273.6
                                     279
                                     276.2
                                     274.3
                                     272.3
                                     281.2
                                     283.9
                                     289.3
                                     283.2
                                     289.5
                                     283.7
                                     281.3
                                     280.4
                                     278.4
                                     273.5
                                     275.2
                                     276.7
                                     274.3
                                     276.8
                                     273.1
                                     272.5
                                     272.2
                                     274.3
                                     269.7
                                     272.7
                                     271.6
                                     264.6
                                     265.2
                                     264.8
                                     265.8
                                     266.4
                                     269.4
                                     272.8
                                     271
                                     274
                                     272.3
Jan-01                               268.2
                                     264.3
                                     264.8
                                     263.1
                                     267.6
                                     260.7
                                     259
                                     261.6
                                     262.9
                                     271.8
                                     259.1
                                     262.3
                                     258
                                     260.1
                                     259.3
                                     264.7
                                     263.7
                                     266.2

                                     268.1
                                     287.6
                                     277.7
                                     267.1
                                     273.8
                                     271.6
                                     272.6
                                     270.9
                                     266.3
                                     267.4
                                     270.1
                                     267.6
                                     268.6
                                     274.6
                                     279.3
                                     272.9
                                     274.4
                                     273.2
                                     285.6
                                     291.5
                                     293.3
                                     291
                                     284.5
                                     279.7
                                     277.4
                                     280
                                     277.5
                                     274.9
                                     272.9
                                     274.4
                                     274.6
                                     278.5
                                     278.2
                                     276.6
                                     279
                                     287.6
Jan-02                               283.6

The price may break out of its bottom if investment demand continues to rise and the mines and their bullion bankers reduce their hedges. If (1) the recession is prolonged, (2) profit growth expectations are moderated, (3) stocks resume a bear market, (4) financial defaults grow, and/or (5) confidence in the dollar weakens, a move back to gold's traditional safe-haven role could occur. An investment-led recovery could gain momentum and lead a major rally in the gold price. The ratio of the Dow Jones Industrial Average to the price of gold has declined from a peak of 42 in February and again in June 2001 to a low of 28 last September. It is currently approximately 35. It was one in 1980. A "reversion to the mean" could imply that gold could outperform the market for some time.

INVESTMENT POLICY

We continue to suggest the allocation of gold-oriented investments to portfolios as part of a precautionary, risk-averse strategy to preserve real wealth. A gold diversification policy could be prudent and improve a portfolio's overall performance as it has many times in the past.

We appreciate your participation in the Van Eck International Investors Gold Fund and look forward to working with you in the future.

[Photos Omitted]

/s/ JOHN C. VAN ECK        /s/ JOSEPH M. FOSTER
-------------------        --------------------
JOHN C. VAN ECK            JOSEPH M. FOSTER
CHAIRMAN                   MANAGEMENT TEAM MEMBER


January 24, 2002

The Standard & Poor's 500 (S&P 500) Index and the Financial Times Gold Mines Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


+ The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                        INTERNATIONAL INVESTORS GOLD FUND
-------------------------------------------------------------------------------

++ The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

* The Johannesburg All Gold Index is a capitalization-weighted index of all domestic gold stocks traded on the Johannesburg Stock Exchange.

-------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/01
-------------------------------------------------------------------------------

AVERAGE ANNUAL              AFTER MAXIMUM       BEFORE SALES
TOTAL RETURN                SALES CHARGE*       CHARGE
-------------------------------------------------------------------------------
Life (since 2/10/56)           8.02%             8.16%
-------------------------------------------------------------------------------
20 year                        0.37%             0.66%
-------------------------------------------------------------------------------
15 year                       (2.89)%           (2.51)%
-------------------------------------------------------------------------------
10 year                       (5.96)%           (5.40)%
-------------------------------------------------------------------------------
5 year                       (15.23)%          (14.22)%
-------------------------------------------------------------------------------
1 year                        13.83%            20.74%
-------------------------------------------------------------------------------

*   A shares: maximum sales charge is 5.75%

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2001

[Data below represents pie chart in the printed piece]

Canada                        36.4%
South Africa                  24.7%
United States                 13.0%
Australia                     12.7%
Cash/Equivalents               9.7%
United Kingdom                 1.5%
Peru                           1.5%
Mexico                         0.5%

                        INTERNATIONAL INVESTORS GOLD FUND
                             PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck International Investors Gold Fund made ten years ago with a similar investment in the Financial Times Gold Mines Index.

                   VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                      VS. FINANCIAL TIMES GOLD MINES INDEX

[Data below represents line chart in the printed piece]

                    VAN ECK INTERNATIONAL
                    INVESTORS GOLD FUND
DATE               (WITH SALES CHARGE)(1)      FT GOLD MINES INDEX
----------         ----------------------     -------------------
Dec-91                       9424                  10000
                             8631                  8630
Jun-92                       8599                  6574
                             7726                  5296
Dec-92                       6683                  4561
                             8797                  9077
Jun-93                       12234                 13591
                             11019                 11973
Dec-93                       14263                 15884
                             12923                 14528
Jun-94                       12871                 13633
                             15945                 16590
Dec-94                       14114                 14103
                             12879                 13775
Jun-95                       12443                 13758
                             13560                 14174
Dec-95                       12854                 13658
                             14991                 16660
Jun-96                       13419                 14395
                             12414                 13218
Dec-96                       11650                 13016
                             10974                 11684
Jun-97                       9640                  9942
                             9935                  10885
Dec-97                       7456                  7553
                             7901                  8174
Jun-98                       6691                  7094
                             6999                  7858
Dec-98                       6571                  6670
                             6142                  6203
Jun-99                       6042                  6317
                             6864                  8061
Dec-99                       5758                  6626
                             4894                  5580
Jun-00                       5035                  5763
                             4451                  4986
Dec-00                       4481                  4879
                             4199                  4600
Jun-01                       4987                  5542
                             5380                  6278
Dec-01                       5411                  5986

------------------------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01                       1 Year         5 Year      10 Year
------------------------------------------------------------------------------------------------
 VE International Investors Gold Fund (w/o sales charge)       20.74%       (14.22)%    (5.40)%
------------------------------------------------------------------------------------------------
 VE International Investors Gold Fund  (with sales charge)(1)  13.83%       (15.23)%    (5.96)%
------------------------------------------------------------------------------------------------
 FT Gold Mines Index                                           22.68%       (14.38)%    (5.00)%
------------------------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK INTERNATIONAL INVESTORS GOLD FUND WAS 2/10/56.

(1) The maximum sales charge is 5.75%.

Returns for the Van Eck International Investors Gold Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.

The Financial Times Gold Mines Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                               TROIKA DIALOG FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Troika Dialog Fund had a total return of 23.57% during the first five months since the Fund's "start" date* (August 1, 2001 through December 31, 2001). This compares favorably to the Fund's benchmark Morgan Stanley Capital International (MSCI) Emerging Europe Index,+ which has appreciated by 19.34% during the same time period. Notably, both the Russian market and most of the other emerging European markets outperformed most developed markets in 2001, including the Standard & Poor's 500 Index,++ which declined 11.88%.

MARKET REVIEW

The events of September 11 have forever changed the way Americans, and indeed most of the world's population, perceive risk. Fear has permeated many aspects of people's daily lives and has had a significant impact on the market's adversity to risk and the composition of investment portfolios. Immediately after September 11, we saw equity markets drop rapidly, losing ground to less risky short-term treasuries, with the Dow Jones Industrial Average+++ falling to lows not seen since October 1998 and yields on money markets falling to less than 2% (although the markets staged a surprising rally toward the end of the fourth quarter). In light of this scenario and given the global economic slowdown witnessed in 2001, emerging European markets fared extremely well.

Russia had an eventful and prosperous year in 2001. The efforts of President Putin and his team of reformers finally began to bear fruit. Russia started the year with a new 13% flat tax code and ended the year with a new land code, a milestone in terms of breaking away from the old mentality of state versus private property. During 2001, we saw progress in the restructuring of the telecommunications and electricity sectors, sectors where assets were poorly spun-off during the mass-privatization of the early 1990s. The country's external account surplus continued to provide fuel for growing Central Bank reserves, which have strengthened confidence in the ruble. The government has exhibited professionalism in budgetary reforms, which have led to a surplus for the second year in a row. Finally, there was growth in non-oil and gas sectors, undoubtedly jump-started by last year's high oil prices. It now appears that sufficient wealth has been created to perpetuate consumer spending, construction real estate and other non-export sectors.

One negative factor in 2001 was oil price fluctuation and weakness--the price of crude oil fell from $26.20 per barrel at the beginning of the year to $20.40 per barrel by yearend. Oil prices dropped in response to the slumping world economy and last year's production increases. However, recent pledges by both OPEC and non-OPEC oil producers to significantly cut oil production (by almost two million barrels a day in total) should support oil prices at the $19-$21 level going forward. Russia, one of the world's leading oil producers, is heavily dependent on oil production and recent price fluctuations have led to doubts about the sustainability of Russia's economic success. There are some important factors, however, to consider about Russia's vulnerability to oil price declines. First, Russia's oil companies are profitable selling oil at prices as low as $8 per barrel--the 1998 devaluation of the ruble is still providing Russian oil companies with a low cost base. Another worry is that the Russian government will run into budgetary problems if the price of oil drops. This is a valid concern. However, it should be noted that the 2002 budget was constructed with expenditures based on an oil price of $18.50 per barrel. Should the price decline below this amount, a contingency plan would go into effect to further cut expenditures by over $2 billion, so that the break-even point would drop to $15.00 per barrel.

While the European Union (EU) has not entered a technical recession, the global economic slowdown took its toll on these countries. The economies of emerging Europe, particularly those within the scope of the Fund, are dependent on trade with their more developed neighbors and they clearly feel the pain of the slowdown. While

                               TROIKA DIALOG FUND
-------------------------------------------------------------------------------

exports from emerging Europe to the EU decreased during the year, foreign direct investment from the EU into emerging Europe did not abate, causing currencies in emerging Europe to strengthen, making exports more expensive and further driving down demand. Hungary, the most dependent on German imports, suffered the most, while the Czech Republic and Poland were not far behind. In Poland, the new Socialist government does not appear to have the will to cut expenditures and we expect continued fiscal deficits. Still, the promise of EU integration in the coming years provides hope for declining interest rates, inflation and more solid fiscal discipline in the future.

FUND REVIEW

The Fund's strong performance both in absolute and relative terms was largely attributable to the Fund's overweighting to Russia, which outperformed the other Eastern European countries substantially. We favored Russia throughout the period in review, while remaining underweight in Hungary, Poland and the Czech Republic. From August 1 through December 31, 2001, the Russian market gained 34.54% (as measured by the RTS Index in U.S. dollar terms).++++ During the same time period, the Hungarian market gained 8.28%, Poland's market gained 6.48%, and the Czech market gained 3.23% in local currency terms. (These markets were up 10.39%, 14.47% and 11.40%, respectively, in U.S. dollar terms.)++++ With a relatively high level of cash, which reduced volatility and risk, the Fund still managed to beat the benchmark index through active stock selection.

Within Russia, we significantly underweighted the oil sector (versus the benchmark index) by more than 50% (with a 38% weighting to the sector at December 31), while overweighting selective electrical and telecom utilities, a strategy that helped performance as global oil prices generally declined throughout the year. Selective investments in Eastern European telecom stocks, banks and pharmaceuticals provided useful diversification for the Fund's Russian position as declining short-term interest rates improved net interest margins for banks, while pharmaceuticals and telecoms have started to recover from last year's lows.

THE OUTLOOK

Throughout 2001, we saw a loosening of credit by the U.S. Federal Reserve, first in response to a global economic cooling, and then in response to the likely repercussions on consumption patterns from the events of September 11. Overall, rates were reduced from 6.50% to 1.75% during 2001, leading to massive monetary stimulus that spurred money supply growth of 10.5% year-on-year. In Europe, the European Central Bank and the Bank of England have lagged the U.S. in terms of rate cuts, partly because they have experienced less of an economic contraction than in the U.S. Also, Euro-area interest rate policy was focused on restoring confidence in the European Central Bank and regaining strength in the fledgling euro currency. The stimulus policies of developed markets should be positive for the emerging European markets, as capital seeks higher rates of return and risk adversity declines, causing capital to flow into select emerging markets.

In 2002, we expect the Russian equity market to continue its excellent performance on the back of continued political, industrial and economic reforms leading to sovereign risk reductions and corporate governance improvements. We do expect some volatility in the near term due to uncertainty over oil prices, global emerging markets contagion and slow global economic growth.

                               TROIKA DIALOG FUND
-------------------------------------------------------------------------------
We would like to thank you for your participation in the Van Eck Troika Dialog Fund and we look forward to working with you in the future.

[PHOTO OMITTED]                 [PHOTO OMITTED]


/s/ Timothy D. McCarthy         /s/ Oleg Larichev
-----------------------         ------------------
TIMOTHY D. MCCARTHY             OLEG LARICHEV
CO-PORTFOLIO MANAGER            CO-PORTFOLIO MANAGER

[PHOTO OMITTED]


/s/ Pavel Teplukhin
-------------------
PAVEL TEPLUKHIN
CO-PORTFOLIO MANAGER

January 22, 2002


------------------------

* After a shareholder vote, the Fund's name was changed from Van Eck Emerging Markets Vision Fund to Van Eck Troika Dialog Fund, the investment universe became equity securities of companies in Central and Eastern Europe, Russia and the former Soviet Union, and the investment advisor became Troika Dialog Asset Management.

     The Morgan Stanley Capital International (MSCI) Emerging Europe Index, the Standard & Poor's 500 Index and the Dow Jones Industrial Average are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ The MSCI Emerging Europe Index currently consists of the following four emerging market countries: Czech Republic, Hungary, Poland and Russia. It is designed to broadly and fairly represent the full diversity of business activities in those markets.

++ The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+++ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

++++ All individual country returns are for country-specific stock markets; for example, the Czech Republic market is measured by the Prague Stock Exchange PX50 Index. Please note that the RTS (Russia Trading System) Index is only available in U.S. dollar terms.

     Investors should be aware that emerging market investments are subject to extreme volatility. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

                               TROIKA DIALOG FUND
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/01
-------------------------------------------------------------------------------

AVERAGE ANNUAL                AFTER MAXIMUM   BEFORE SALES
TOTAL RETURN                  SALES CHARGE*   CHARGE
-------------------------------------------------------------------------------
A shares--Life (since 8/1/01)    16.40%          23.57%
-------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%

[Data below represents pie chart in the printed piece]

                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2001


Russia              74.8%
Cash/Equivalents    11.6%
Hungary              7.5%
Czech Republic       3.7%
Croatia              2.1%
Taiwan               0.3%

                               TROIKA DIALOG FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 2001*
-------------------------------------------------------------------------------


YUKOS
(RUSSIA, 11.8%)
YUKOS is one of the largest oil companies in Russia in terms of reserves, and it continues to acquire new oil fields and smaller competitors. YUKOS produced approximately 51 million tonnes of oil last year and is one of the most profitable oil companies in Russia. It has become one of the most transparent companies and most improved in terms of corporate governance behavior over the last few years. The company's production growth increased by 19% for 2001 as a result of a massive capital expenditure program in 1999 and 2000.


SURGUTNEFTEGAZ
(RUSSIA, 8.6%)
Surgutneftegaz is the third-largest oil producer in Russia. While the company is one of the most efficient producers, it has focused on internal growth by exploiting its existing oil fields rather than purchasing new ones.


LUKOIL HOLDING CORP.
(RUSSIA, 8.2%)
Lukoil is currently the largest Russian oil company in terms of reserves and production with over 80 million tonnes of oil produced last year. It is also the most geographically diversified, with down-stream refining and retail distribution assets throughout Russia, Eastern Europe and even in the U.S., after its acquisition of Getty last year.


UNIFIED ENERGY SYSTEMS
(RUSSIA, 7.4%)
UES is Russia's electricity monopoly. It controls the electrical distribution grid, owns between 38% and 51% of most regional electricity generating companies, and has higher stakes in certain regional generators and hydro-electric plants. The company and the industry is undergoing a major transformation which should result in much more efficient operations.


SBERBANK RF
(RUSSIA, 5.6%)
Sberbank is the savings bank of Russia. It has a virtual monopoly on retail deposits due to an implicit guarantee of deposit insurance given that the majority owner of Sberbank is the Russian Government. It has more than an 85% market share of Russia's retail deposits and it makes about 25% of the country's loans.


AO TATNEFT
(RUSSIA, 4.8%)
Tatneft is situated in the Republic of Tartarstan, which is also a significant shareholder in the company. Tatneft, an oil production company, has diversified into tire and rubber manufacturing and owns over 300 gas stations.


SIBNEFT
(RUSSIA, 4.5%)
Sibneft, an oil company, enjoys one of the highest production growth rates in Russia (27% for 2001). Management has focused on employing the latest technologies and partnering with western oil field production specialists. It is the sixth largest among Russian oil companies in terms of reserves and fourth largest in terms of production.


NORILSK NICKEL
(RUSSIA, 4.5%)
Norilsk Nickel is one of the world's largest producers of platinum group metals, with more than 20% of the world's nickel, 35% of the world's palladium and 30% of the world's platinum production.


OTP BANK RT.
(HUNGARY, 4.1%)
OTP is the predominant bank in Hungary. Its performance, with a return-on-equity of over 30% and net interest margins of over 5.5%, consistently ranks in the top category of emerging market banks. We see continued growth for OTP in the mortgage banking and consumer credit markets going forward.


ROSTELECOM
(RUSSIA, 0.9%)
Rostelecom is the monopoly provider of international and domestic long distance fixed line telecommunications in Russia. Despite its major inefficiencies (i.e., high number of employees per access line), the company is severely undervalued. Further, recent industry restructuring discussions were more in favor of Rostelecom than some of the regional companies.

-----------
* Portfolio is subject to change.

                               TROIKA DIALOG FUND
                             PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Troika Dialog Fund made at inception with a similar investment in the Morgan Stanley Capital International Emerging Eastern Europe Index.

                           VAN ECK TROIKA DIALOG FUND
                     VS. MSCI EMERGING EASTERN EUROPE INDEX

[Data below represents line chart in the printed piece]
                                                             MSCI
                    VAN ECK TROIKA DIALOG              EMERGING EASTERN
DATE             FUND-A (WITH SALES CHARGE)(2)          EUROPE  INDEX
--------         -----------------------------          -------------
Aug 1 01                    9419                              10000
Aug-01                      9434                              10096
Sep-01                      8628                               8950
Oct-01                      9414                              10315
Nov-01                     10505                              11197
Dec-01                     11640                              11934

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/01        Since Inception(1)
--------------------------------------------------------------------------------
 VE Troika Dialog Fund (w/o sales charge)         23.57%
--------------------------------------------------------------------------------
 VE Troika Dialog Fund (with  sales charge)(2)    16.40%
--------------------------------------------------------------------------------
 MSCI Emerging Eastern Europe Index               19.34%
--------------------------------------------------------------------------------

(1) START DATE FOR THE VAN ECK TROIKA DIALOG FUND WAS 8/1/01. This was the date that Troika Dialog Asset Management became the adviser to the Fund and the Fund's investment strategy changed to Eastern European/Russian securities.

(2)  The maximum sales charge is 5.75%.

Returns for the Van Eck Troika Dialog Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International (MSCI) Emerging Eastern Europe Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Europe Index currently consists of the following four emerging market countries: Czech Republic, Hungary, Poland and Russia. It is designed to broadly and fairly represent the full diversity of business activities in those markets.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           U.S. GOVERNMENT MONEY FUND
-------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck U.S. Government Money Fund continues to meet its objectives as an investment that seeks safety of principal and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our checkwriting privileges. The Fund's seven-day average yield was 1.00%* and its 30-day average yield was 0.63% on December 31, 2001.

During 2001, the yield on three-month Treasury bills averaged 3.47%. Treasury bill rates fell precipitously on the back of a dramatic easing of monetary policy by the Federal Reserve. The Fed, trying to combat the ongoing contraction in economic activity and to restore confidence to the financial markets following the tragic events of September 11, aggressively eased the fed funds target rate 11 times in 2001 by an extraordinary 475 basis points (4.75%). Due to this easing, the rates on three month T-bills fell steadily from their high of 5.90% on January 2 to a low of 1.64% on December 10. The dramatic monetary stimulus we have seen this year combined with the fiscal stimulus associated with the $1.35 billion tax cut signed into law in June should begin to pull the U.S. economy out of the doldrums in 2002. We look for money market rates to rise as signs of an economic recovery become apparent and investors begin to discount the end of monetary easing by the Federal Reserve.

The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the U.S. Government.** Of course, shares of the Fund are not guaranteed by the government and there can be no guarantee that the price of the Fund's shares will not fluctuate.*** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by U.S. Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, when repurchase agreements offer an attractive yield pickup over Treasury bills we will look to place more emphasis on repurchase agreements.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.+

We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.


[PHOTO OMITTED]

/s/ Gregory F. Krenzer
---------------------
GREGORY F. KRENZER
PORTFOLIO MANAGER

January 15, 2002

---------------------
* Performance data represents past performance and is not indicative of future results.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

+ Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

NO. OF SHARES  SECURITIES (a)                                  VALUE (NOTE 1)
-------------------------------------------------------------------------------
CHINA: 12.6%
       913,000 Brilliance China Automotive
                 Holdings Ltd.                                $   166,253
        91,000 China Mobile (Hong Kong) Ltd.+                     320,912
        19,000 China Mobile (Hong Kong) Ltd.
                 (Sponsored ADR)+                                 332,120
       424,000 China Rare Earth Hldgs. Ltd.                       118,531
       420,000 China Unicom Ltd.+                                 471,807
       760,000 Denway Motors Ltd.                                 234,878
               Shanghai Industrial Ltd.+                          227,620
       500,000 Zhejiang Expressway Co. Ltd.                       122,466
                                                              -----------
                                                                1,994,587
                                                              -----------
HONG KONG: 17.8%
       237,500 Asia Satellite Telecommunications
                 Holdings Ltd.                                    393,189
        34,000 Cheung Kong (Holdings) Ltd.                        350,634
       750,000 Convenience Retail Asia Ltd.+                      241,405
       290,000 Esprit Holding Ltd.                                325,028
       275,000 Hopwell Holdings Ltd.+                             161,866
        59,000 Hutchison Whampoa Ltd.                             565,327
       272,000 Li & Fung Ltd.                                     303,110
       450,000 Pacific Century CyberWorks Ltd.+                   125,800
        84,000 Television Broadcast Ltd.                          361,503
                                                              -----------
                                                                2,827,862
                                                              -----------
INDIA: 13.5%
        93,400 HCL Technologies Ltd.                              535,898
         8,000 HDFC Bank Ltd. (ADR)+                              116,400
        45,000 Hind Lever Ltd.+                                   202,929
        18,500 Housing Development Finance
                 Corporation Ltd.                                 251,998
         5,750 Infosys Technologies Ltd.                          455,372
       118,000 Satyam Computer Services Ltd.                      576,861
                                                              -----------
                                                                2,139,458
                                                              -----------
INDONESIA: 2.7%
    21,600,000 Lippo Bank Certificates++                               --
    21,600,000 Lippo Bank Warrants (expiring 4/15/02)++                --
       108,500 Unilever Indonesia Tbk Warrants
                 (expiring 7/08/02)+                              169,551
       900,000 PT Telekomunikasi Indonesia                        265,451
                                                              -----------
                                                                  435,002
                                                              -----------
MALAYSIA: 3.0%
        90,000 Genting Berhard                                    247,026
       230,000 IOI Corp.                                          231,525
                                                              -----------
                                                                  478,551
                                                              -----------
SINGAPORE: 2.6%
       330,000  Singapore Technology Engineering
                Warrants (expiring 3/23/05)+                      416,460
                                                              -----------
SOUTH KOREA: 21.4%
        21,000 Humax Co., Ltd.+                                   503,603
        37,000 Hyundai Mobis+                                     528,188
         1,550 Kangwon Land, Inc.+                                155,122
        16,653 Kookmin Bank                                       644,470
         8,620 Korea Telecom Corp. (Sponsored ADR)                175,245
         7,700 KT Freetel+                                        248,920
         6,000 Samsung Electro Mechanics Co., Ltd.+               198,496
         2,376 Samsung Electronics Co., Ltd.                      500,698
         1,800 Shinsegae Co., Ltd.+                               188,979
         1,300 SK Telecom Co., Ltd.                               256,916
                                                              -----------
                                                                3,400,637
                                                              -----------
TAIWAN: 22.4%
       218,400 Advantech Co., Ltd.                                557,159
        55,000 Hon Hai Precision Industry Co., Ltd.+              249,445
        32,000 MediaTek, Inc.+                                    533,367
       156,000 Premier Image Technology Corp.+                    305,133
       115,000 Quanta Computer, Inc.+                             371,609
        41,271 Siliconware Precision Industries Co.
                 (ADR)+                                           177,465
       211,235 Taiwan Cellular Corp.+                             280,218
       265,000 Taiwan Semiconductor
                 Manufacturing Co., Ltd.+                         620,139
       325,820 United Microelectronics Corp.+                     462,583
                                                              -----------
                                                                3,557,118
                                                              -----------

THAILAND: 3.9%
     1,480,000 National Finance Public Co., Ltd.+                 314,503
       515,000 Shin Satellite Public Co., Ltd.+                   295,250
                                                              -----------
                                                                  609,753
                                                              -----------

TOTAL STOCKS AND OTHER INVESTMENTS: 99.9%
(Cost: $13,822,392)                                            15,859,428
                                                              -----------
SHORT-TERM OBLIGATION: 0.2%

PRINCIPAL                                  INTEREST  MATURITY
AMOUNT                                       RATE      DATE
--------------------------------------------------------------
$35,000
   Repurchase Agreement (Note 10):
    Purchased on 12/31/01;
    maturity value $35,003
    (with State Street Bank & Trust
    Co., collateralized by $35,000
    Federal Home Loan Mortgage Corp.
    5.52% due 2/27/04
    with a value of $35,851)
    (Cost: $35,000)                         1.55%     1/02/02      35,000
                                                              -----------
TOTAL INVESTMENTS: 100.1%
(Cost: $13,857,392)                                            15,894,428
OTHER ASSETS LESS LIABILITIES: (0.1)%                             (17,138)
                                                              -----------
NET ASSETS: 100%                                              $15,877,290
                                                              ===========

-------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
+   Non-income producing
++  Restricted security (Note 8)
GLOSSARY:
ADR- American Depositary Receipt

                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

SUMMARY OF                                            % OF
INVESTMENTS                                            NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Automotive                                            5.9%
Banks                                                 4.8%
Broadcast Media                                       2.3%
Computer Software & Technology                        9.9%
Conglomerates                                         6.5%
Consumer Products                                     2.3%
Distribution                                          1.9%
Electronics                                          12.7%
Engineering & Construction                            2.4%
Financial Services                                    3.6%
Holding Companies                                     1.5%
Industrial Minerals                                   0.7%
Infrastructure                                        0.8%
Real Estate                                           4.2%
Retail                                                4.8%
Semiconductors & Semiconductor Equipment             11.3%
Technology Hardware                                   4.3%
Telecommunications                                   20.0%
Short-Term Obligation                                 0.2%
Other assets less liabilities                        (0.1)%
                                                    -----
                                                    100.0%
                                                    =====









                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

NO. OF SHARES   SECURITIES (a)                       VALUE (NOTE 1)
-------------------------------------------------------------------
AUSTRALIA: 6.4%
        26,846  BHP Billiton Ltd.                    $   143,944
       319,215  Newcrest Mining Ltd.                     674,850
       500,000  Normandy Mining Ltd.+                    462,138
       142,500  Oil Search Ltd.+                          88,777
       307,000  Origin Energy Ltd.                       442,247
       667,400  Portman Ltd.                             477,131
        41,000  Rio Tinto Ltd.                           778,969
       127,000  Santos Ltd.                              402,085
                                                     -----------
                                                       3,470,141
                                                     -----------
CANADA: 17.2%
        15,000  Aber Resources Ltd.+                     188,937
        43,500  Abitibi-Consolidated, Inc.               318,420
        25,000  Agnico Eagle Mines Ltd.                  246,750
       111,602  Barrick Gold Corp.                     1,780,052
       707,700  Brazilian Resources, Inc.+                26,675
        28,600  Brookfield Properties Corp.              498,047
        30,000  Canfor Corp.                             184,697
       140,000  Corner Bay Silver, Inc.+                 259,455
       100,000  Cumberland Resources Ltd.+                53,399
        24,450  Ensign Resource Service Group, Inc.      205,056
        42,200  Francisco Gold Corp.+                    177,623
        30,000  Husky Energy, Inc.                       310,403
       113,200  Meridian Gold, Inc.+                   1,162,721
       179,000  Norske Skog Canada Ltd.+                 764,669
         7,800  NQL Drilling Tools, Inc.+                 35,820
       106,300  Placer Dome, Inc.                      1,159,733
        15,000  Suncor Energy, Inc.                      493,979
        21,800  Talisman Energy, Inc.                    828,559
        25,000  Tembec, Inc.+                            198,674
        35,000  TimberWest Forest Corp.                  285,840
       185,000  TVX Gold, Inc.+                           79,550
         9,000  Westport Innovations, Inc.+               32,737
                                                     -----------
                                                       9,291,796
                                                     -----------
FINLAND: 0.5%
        22,500  Stora Enso Oyj (R Shares)                280,775
                                                     -----------
FRANCE: 1.0%
         7,400  Total Fina Elf S.A. (ADR) +              519,776
         3,500  Societe Fonciere Lyonnaise Warrants
                  (expiring 7/30/02)+                        187
         3,000  Unibail S.A. Warrants
                  (expiring 5/11/04)+                     26,366
                                                     -----------
                                                         546,329
                                                     -----------
GHANA: 0.0%
        30,191  Ashanti GSM Ltd. (b) +                    19,564
                                                     -----------
HONG KONG: 0.7%
        44,400  Sun Hung Kai Properties Ltd.+            358,703
                                                     -----------
PERU: 0.7%
        18,000  Compania de Minas Buenaventura
                  (Sponsored ADR)                        373,140
                                                     -----------
RUSSIA: 3.0%
         1,679  Khanty-Mansiysk Oil Co. (b) +            839,500
         2,600  Lukoil Holding Corp. (ADR)               127,383
         1,300  Lukoil Holding Corp. Pfd. (ADR)           63,692
         5,000  Norilsk Nickel (ADR) +                    85,000
         7,800  Surgutneftegaz, Inc. Pfd.
                  (Sponsored ADR)                        156,000
        70,000  YUKOS +                                  364,000
                                                     -----------
                                                       1,635,575
                                                     -----------
SOUTH AFRICA: 7.8%
         4,092  Anglogold Ltd. (Sponsored ADR)            73,902
        50,000  Gold Fields Ltd. (Sponsored ADR)         242,000
       243,000  Gold Fields Ltd.+                      1,165,832
        25,000  Harmony Gold Mining Co. Ltd.
                  (Sponsored ADR)                        162,750
       113,800  Harmony Gold Mining Co. Ltd.+            745,373
        17,400  Impala Platinum Holdings Ltd.+           816,501
        97,500  Sappi Ltd. (ADR)                         999,375
                                                     -----------
                                                       4,205,733
                                                     -----------
UNITED KINGDOM:: 0.9%
        13,200  Anglo American PLC                       200,072
        35,200  Billiton PLC                             178,913
        50,000  Brancote Holdings PLC                     91,000
                                                     -----------
                                                         469,985
                                                     -----------

UNITED STATES:  53.4%
        25,900  AES Corp.+                               423,465
        68,901  AK Steel Holding Corp.                   784,093
        62,400  Alcoa, Inc.                            2,218,320
         8,000  AMB Property Corp.                       208,000
        20,200  Anadarko Petroleum Corp.               1,148,370
        14,100  Boise Cascade Corp.                      479,541
         7,000  Boston Properties, Inc.                  266,000
        21,800  ChevronTexaco Corp.                    1,953,498
        15,700  CMS Energy Corp.                         377,271
        10,000  Crescent Real Estate Equities Co.        181,100
        20,000  Dana Corp.                               277,600
        23,200  Delphi Automotive System                 316,912
        33,400  Devon Energy Corp.                     1,290,910
         7,290  Dominion Resources, Inc.                 438,129
        15,000  Duke Power Co.                           588,900
        34,550  El Paso Corp.                          1,541,276
        49,408  Equity Office Properties Trust         1,486,193
        10,700  Equity Residential Properties Trust      307,197
        27,000  ExxonMobil Corp.                       1,061,100
        13,500  General Cable Corp.                      176,850
        28,600  Georgia-Pacific Corp.                    789,646
        15,664  GlobalSantaFe Corp.                      446,737
         6,900  Host Marriott Corp.                       62,100
        47,980  International Paper Co.                1,935,993
        19,300  Murphy Oil Corp.                       1,621,972
        17,600  Nabors Industries, Inc.+                 604,208
         6,560  Newfield Exploration Co.+                232,946

                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

NO. OF SHARES   SECURITIES (a)                     VALUE (NOTE 1)
----------------------------------------------------------------
UNITED STATES: (continued)
        74,000  Newmont Mining Corp.+                $ 1,414,140
        12,000  Noble Drilling Corp.+                    408,480
        10,400  Nucor Corp.                              550,784
        17,565  Occidental Petroleum Corp.               465,999
        27,075  Ocean Energy, Inc.                       519,840
         3,200  Phillips Petroleum Co.                   192,832
         5,000  Potash Corp. of Saskatchewan, Inc.       306,900
        17,200  Schlumberger Ltd.                        945,140
         3,600  Sealed Air Corp.+                        146,952
        10,000  Smith International, Inc.+               536,200
        23,800  Transocean Sedco Forex, Inc.             804,916
        23,750  USX-U.S. Steel Group, Inc.               430,113
         6,600  Vornado Realty Trust                     274,560
        10,800  Weyerhaeuser Co.                         584,063
                                                     -----------
                                                      28,799,246
                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 91.6%
(Cost: $47,754,552)                                   49,450,987
                                                     -----------


PRINCIPAL                        INTEREST  MATURITY
AMOUNT                             RATE      DATE   VALUE (NOTE 1)
------------------------------------------------------------------

SHORT-TERM OBLIGATION: 2.9%
$1,572,000
   Repurchase Agreement (Note 10):
    Purchased on 12/31/01;
    maturity value $1,572,135
    (with State Street Bank &
    Trust Co., collateralized by
    $1,580,000 Federal Home Loan
    Mortgage Corp. 3.50% due
    9/15/03 with a value of
    $1,604,843) (Cost: $1,572,000)
                                    1.55%   1/02/02  $ 1,572,000
                                                     -----------
TOTAL INVESTMENTS: 94.5%
(Cost: $49,326,552)                                   51,022,987
OTHER ASSETS LESS LIABILITIES: 5.5%                    2,955,623
                                                     -----------
NET ASSETS: 100%                                     $53,978,610
                                                     ===========
-------------------
(a)Unless otherwise indicated, securities owned are shares of common stock.
(b)Restricted security (Note 8)
+  Non-income producing

GLOSSARY:
ADR- American Depositary Receipt

SUMMARY OF                                                  % OF
INVESTMENTS                                                 NET
BY INDUSTRY                                                ASSETS
-----------                                                ------
Energy                                                     35.6%
Industrial Metals                                          11.3%
Paper & Forest Products                                    12.9%
Precious Metals                                            20.6%
Real Estate                                                 6.8%
Utilities                                                   2.6%
Other                                                       1.8%
Short-Term Obligation                                       2.9%
Other assets less liabilities                               5.5%
                                                          ------
                                                          100.0%
                                                          ======

                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


NO. OF SHARES   SECURITIES (a)                    VALUE (NOTE 1)
----------------------------------------------------------------
DENMARK: 3.1%
        17,000  Danske Bank A/S                     $    272,896
         3,000  Novo Nordisk A/S                         122,731
         3,000  Vestas Wind Systems A/S                   81,941
                                                    ------------
                                                         477,568
                                                    ------------
FINLAND: 0.9%
         5,300  Nokia Oyj                                136,150
                                                    ------------
FRANCE: 2.4%
         4,000  Alcatel S.A.                              68,456
         1,700  L'Oreal S.A.                             122,587
         2,500  Sanofi-Synthelabo S.A.                   186,738
                                                    ------------
                                                         377,781
                                                    ------------
GERMANY: 4.9%
         6,000  Bayerische Motoren Werke (BMW) AG        209,378
         2,000  Marschollek, Lautenschlaeger and
                  Partner AG (MLP)                       146,894
         7,500  Schering AG                              398,433
                                                    ------------
                                                         754,705
                                                    ------------
HONG KONG: 2.4%
        12,000  Cheung Kong (Holdings) Ltd.+             123,753
        90,000  CNOOC Ltd.+                               84,828
       280,000  Denway Motors Ltd.+                       86,534
        15,000  Hong Kong Electric Holding Ltd.+          55,783
        20,000  Li & Fung Ltd.+                           22,287
                                                    ------------
                                                         373,185
                                                    ------------
IRELAND: 0.8%
        10,500  Allied Irish Banks PLC                   121,669
                                                    ------------
ITALY: 3.1%
         8,000  ENI S.p.A.                               100,195
         8,000  Mediolanum S.p.A.                         72,000
        19,000  Mondadori (Arnoldo) Editore S.p.A.+      120,175
        36,000  Saipem S.p.A.                            176,070
                                                    ------------
                                                         468,440
                                                    ------------
JAPAN: 8.0%
         3,000  Canon, Inc.                              102,776
         2,200  Fanuc Ltd.+                               93,251
         4,000  Kao Corp.+                                82,798
        11,000  NEC Corp.+                               111,717
        15,000  Nomura Securities Co., Ltd. (The)        191,424
             6  NTT DoCoMo, Inc.+                         70,189
         9,000  Pioneer Corp.+                           195,526
         3,500  Shin-Etsu Chemical Co., Ltd.+            125,223
         2,000  SMC Corp.                                202,666
         3,000  Yamato Transport Co., Ltd.+               56,288
                                                    ------------
                                                       1,231,858
                                                    ------------
NETHERLANDS: 2.4%
         8,000  ING Group N.V. +                         204,226
         5,000  St. Microelectronics N.V.                160,666
                                                    ------------
                                                         364,892
                                                    ------------
SINGAPORE: 0.0%
           720  Datacraft Asia Ltd.                        1,570
                                                    ------------
SPAIN: 0.4%
         3,300  Industria de Diseno Textil S.A.+          62,977
                                                    ------------
SWITZERLAND: 2.1%
         5,200  Novartis AG                              188,122
           150  Serono S.A.                              131,052
                                                    ------------
                                                         319,174
                                                    ------------
TAIWAN: 0.6%
         9,560  United Microelectronics (ADR) +           91,776
                                                    ------------

UNITED KINGDOM: 14.8%
        13,000  Amvescap PLC +                           188,141
        32,800  BP PLC                                   254,735
         9,500  Celltech Group PLC +                     120,477
        27,200  Compass Group PLC +                      203,719
         8,000  Diageo PLC +                              91,472
        17,500  Exel PLC +                               199,856
        16,000  Lloyds TSB Group PLC +                   173,963
            21  Misys PLC +                                  101
        13,000  Reckitt Benckiser PLC +                  189,584
        23,000  Reed International PLC +                 191,166
        13,000  Royal Bank of Scotland Group PLC +       316,760
        64,500  Telewest Communications PLC +             58,225
        32,000  Tesco PLC +                              115,804
        40,000  Vodafone Airtouch Group PLC +            104,686
        29,000  William Morrison Supermarkets PLC +       85,187
                                                    ------------
                                                       2,293,876
                                                    ------------
UNITED STATES: 55.3%
         2,800  Aglient Technologies, Inc.+               79,828
         4,400  American International Group, Inc.       349,360
         5,000  Anadarko Petroleum Corp.                 284,250
         2,900  Bank of New York Co., Inc.               118,320
         1,000  Celestica, Inc.+                          40,390
         6,000  Cisco Systems, Inc.                      108,660
         6,000  Clear Channel Communications, Inc.+      305,460
         5,000  Costco Wholesale Corp.+                  221,900
         4,600  Electronic Data System Corp.             315,330
         6,000  EMC Corp.+                                80,640
         1,600  ExxonMobil Corp.                          62,880
         5,500  Federal National Mortgage Association    437,250
         7,000  Flextronics International Ltd.+          167,930
         8,000  General Electric Co.                     320,640
         4,800  Genzyme Corp.+                           287,328
         3,500  Home Depot, Inc.                         178,535
         5,500  Intel Corp.                              172,975
         2,000  International Business Machines Corp.    241,920
         4,300  Int'l Flavors & Fragrances, Inc.         127,753
         3,000  Lilly & Co.                              235,620
         3,900  Marsh & McLennan Co., Inc.               419,055
         8,000  Medtronic, Inc.                          409,680
         5,000  Merck & Co., Inc.                        294,000
         5,000  Mercury Interactive Corp.+               169,900
         2,000  Microsoft Corp.+                         132,540

                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

NO. OF SHARES   SECURITIES (a)                    VALUE (NOTE 1)
----------------------------------------------------------------
UNITED STATES: (continued)
         3,200  PepsiCo, Inc.                       $   155,808
         4,800  Pfizer, Inc.                            191,280
         3,400  Philip Morris Co., Inc.                 155,890
         9,300  Raytheon Co.                            301,971
         4,000  Schering-Plough Corp.                   143,240
         6,200  Sprint Corp.+                           151,342
         7,900  St. Paul Co., Inc.                      347,363
         3,500  Sysco Corp.                              91,770
        10,000  Transocean Sedco Forex, Inc.            338,200
         7,800  Tyco International Ltd.                 459,420
         3,300  United Technologies Corp.               213,279
         3,300  Verizon Communications, Inc.            156,620
         6,400  Viacom, Inc.                            282,560
                                                    -----------
                                                      8,550,887
                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 101.2%
(Cost: $15,428,769)                                  15,626,508
Other assets less liabilities: (1.2)%                  (184,405)
                                                    -----------
NET ASSETS: 100%                                    $15,442,103
                                                    ===========

-----------------
(a) Unless otherwise indicated, securities owned are shares of common stock. + Non-income producing


SUMMARY OF                                            % OF
INVESTMENTS                                           NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Aerospace & Defense                                   2.0%
Apparel                                               0.4%
Automotive                                            1.9%
Banks                                                 4.7%
Beverages                                             3.2%
Biotechnology                                         0.8%
Broadcast Media                                       3.8%
Chemicals                                             2.2%
Computer Services                                     6.1%
Distribution                                          1.4%
Electronics & Electrical                              7.9%
Energy                                                0.5%
Financial Services                                    8.2%
Holding Companies                                     3.2%
Insurance                                             7.7%
Manufacturing                                         4.4%
Medical Products & Supplies                           6.2%
Office Equipment                                      0.7%
Oil (Integrated/Services & Products)                  8.4%
Pharmaceuticals                                      10.5%
Publishing & Broadcasting                             0.8%
Real Estate                                           0.8%
Restaurants                                           1.3%
Retail                                                3.9%
Semiconductors                                        2.2%
Technology                                            0.5%
Telecommunications                                    4.8%
Toiletries/Cosmetics                                  1.9%
Transportation                                        0.4%
Utilities                                             0.4%
Other assets less liabilities                       (1.2)%
                                                    ------
                                                    100.0%
                                                    ======


                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001


NO. OF SHARES   SECURITIES (a)                    VALUE (NOTE 1)
----------------------------------------------------------------

AUSTRALIA: 12.7%
     2,793,219  Goldfields Ltd.+                   $  3,580,157
     6,033,788  Lihir Gold Ltd.+                      3,635,762
     1,309,685  Newcrest Mining Ltd.                  2,768,793
     5,658,032  Normandy Mining Ltd.+                 5,229,586
        57,500  Sons of Gwalia Ltd.+                    219,924
       500,000  St. Barbara Mines Ltd.+                  53,618
                                                   ------------
                                                     15,487,840
                                                   ------------
CANADA: 36.4%
       317,300  Agnico Eagle Mines Ltd.               3,131,751
     1,000,000  Axmin, Inc.+                            201,030
       749,786  Barrick Gold Corp.                   11,959,081
       480,000  Corner Bay Silver, Inc.+                889,559
       350,000  Cumberland Resources Ltd.+              186,895
       131,864  Franco Nevada Mining Corp. Ltd.       1,950,871
       409,800  Goldcorp, Inc. (Class A)              4,987,266
       450,000  Great Basin Gold Ltd.+                  262,910
       168,200  IAMGOLD Corp.                           433,233
     1,000,000  Kinross Gold Corp.+                     747,581
       471,900  Meridian Gold, Inc.+                  4,847,069
     1,450,000  Miramar Mining Corp.+                   692,298
       235,000  Moydow Mines International, Inc.+        56,100
       150,000  Novagold Resources, Inc.+               179,043
     1,036,175  Placer Dome, Inc.                    11,304,669
       100,000  Reparde Capital Corp.+                  279,558
       586,600  Richmont Mines, Inc.+                   689,120
     3,600,000  TVX Gold, Inc.+                       1,549,736
                                                   ------------
                                                     44,347,770
                                                   ------------
MEXICO: 0.5%
       550,000  Industrias Penoles S.A.  de C.V.        564,719
                                                   ------------
PERU: 1.5%
        88,300  Compania de Minas Buenaventura
                  S.A. (ADR)                          1,830,459
                                                   ------------
SOUTH AFRICA: 24.7%
       143,449  Anglogold Ltd. (Sponsored ADR)        2,590,689
     3,895,855  Avgold Ltd.                           1,791,085
     2,013,862  Gold Fields Ltd. (Sponsored ADR)      9,747,092
     1,147,226  Gold Fields Ltd.                      5,504,004
     1,021,440  Harmony Gold Mining Co. Ltd.
                  (Sponsored ADR)                     6,649,574
       366,500  Harmony Gold Mining Co. Ltd.          2,400,521
        80,000  Harmony Gold Warrants
                  (expiring 6/29/03) +                  243,200
        23,000  Impala Platinum Holdings Ltd. (ADR)   1,078,385
                                                   ------------
                                                     30,004,550
                                                   ------------
UNITED KINGDOM: 1.5%
     1,025,000  Brancote Ltd.+                        1,865,500
                                                   ------------


NO. OF SHARES/
PRINCIPAL AMT.  SECURITIES (a)                    VALUE (NOTE 1)
----------------------------------------------------------------

UNITED STATES: 13.0%
    $4,000,000  Business Development Bank of
                  Canada, Gold Linked Note
                  Zero coupon, due 12/11/02(b)     $  3,953,200
     1,457,800  Glamis Gold Ltd.+                     5,262,658
       500,000  Golden Star +                           290,000
       550,000  Hecla Mining Co.+                       517,000
    $4,000,000  HSBC Bank USA, Gold Linked Note
                  Zero coupon, due 11/01/02 (b)       3,958,400
        96,583  Newmont Mining Corp.                  1,845,704
                                                   ------------
                                                     15,826,962
                                                   ------------
TOTAL INVESTMENTS: 90.3%
(Cost: $104,625,997)                                109,927,800
OTHER ASSETS LESS LIABILITIES: 9.7%                  11,839,699
                                                   ------------
NET ASSETS: 100%                                   $121,767,499
                                                   ============


----------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Structured note (Note 1)
 +  Non-income producing
GLOSSARY:
ADR- American Depositary Receipt

SUMMARY OF                                            % OF
INVESTMENTS                                           NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Precious Metals                                       90.3%
Other assets less liabilities                          9.7%
                                                     ------
                                                     100.0%
                                                     ======




                       See Notes to Financial Statements

                               TROIKA DIALOG FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

NO. OF SHARES   SECURITIES (a)                   VALUE (NOTE 1)
------------------------------------------------------------------
CROATIA: 2.1%
         3,000  Pliva D.D. (GDR)                    $   31,050
                                                    ----------
CZECH REPUBLIC: 3.7%
         3,500  Ceske Radiokomunikac (GDR)              35,000
         2,000  Cesky Telecom (GDR)                     19,600
                                                    ----------
                                                        54,600
                                                    ----------
HUNGARY: 7.5%
           600  Gedeon Richter Ltd. (Sponsored GDR)     32,700
         1,000  Matav Rt. (Sponsored ADR)               16,990
         1,000  OTP Bank Rt.                            60,000
                                                    ----------
                                                       109,690
                                                    ----------
RUSSIA: 70.8%
       150,000  AO Mosenergo +                           6,150
         6,890  AO Ritek                                 9,922
       200,000  AO Tatneft Pfd.+                        70,200
         1,033  AO Vimpel Com (Sponsored ADR) +         26,910
       196,248  Bashkirenergo +                         19,625
           130  Cherepovets MK Severstal +               5,720
       403,000  Kostromskaya Hydro-Power +              18,054
        58,000  Lenenergo +                             20,663
         2,200  Lukoil Holding Corp. (Preferred ADR)   107,786
         1,000  Lukoil Holding Corp. "F"+               12,230
           500  Mobile Telesystems (Sponsored ADR)+     17,830
         1,950  Mosenergo (Sponsored ADR)                8,073
         3,830  Norilsk Nickel +                        65,110
        11,500  Permenergo +                            19,263
        15,000  Rostelecom +                            13,688
         1,060  Sberbank RF +                           82,150
         9,000  Sibneft (Sponsored ADR)                 65,142
         5,000  Slavneft-Megionneftgas +                27,500
         4,000  Sun Interbrew Ltd. (GDR)                16,044
        50,000  Surgutneftegaz +                        15,725
         4,300  Surgutneftegaz (Preferred ADR)          86,000
         1,500  Surgutneftegaz (Sponsored ADR)          23,460
         5,300  Svayzinform of Nizhny Novgorod +         4,979
         4,100  Tyumentelecom +                          5,176
       684,300  Unified Energy Systems +               107,640
         1,589  YUKOS                                  124,571
         9,000  YUKOS "F"+                              46,800
           700  Yuzhnaya Telecommunication +             5,005
                                                    ----------
                                                     1,031,416
                                                    ----------
TAIWAN: 0.3%
           360  Hon Hai Precision Industry Co. Ltd.      3,690
                                                    ----------
TOTAL STOCKS AND OTHER INVESTMENTS: 84.4%
(Cost: $1,016,444)                                   1,230,446
                                                    ----------
PRINCIPAL
 AMOUNT
---------
RUSSIAN GOVERNMENT BOND: 4.0%
$100,000        Russian Federation
                5.00%, due 3/31/30
                (Cost: $44,939)                     $   58,383
                                                    ----------
SHORT-TERM OBLIGATION: 9.7%

PRINCIPAL                        INTEREST  MATURITY
AMOUNT                             RATE      DATE
--------------------------------------------------------------
$142,000
   Repurchase Agreement (Note 10):
    Purchased on 12/31/01;
    maturity value $142,012
    (with State Street Bank &
    Trust Co., collateralized by
     $140,000 Federal National
     Mortgage Association
    5.00% due 2/14/03
    with a value of $146,451)
    (Cost: $142,000)               1.55%   1/02/02     142,000
                                                    ----------
TOTAL INVESTMENTS: 98.1%
(Cost: $1,203,383)                                   1,430,829
OTHER ASSETS LESS LIABILITIES: 1.9%                     27,359
                                                    ----------
NET ASSETS: 100%                                    $1,458,188
                                                    ==========
---------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
+   Non-income producing

GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
"F" - Foreign Registry

SUMMARY OF                                            % OF
INVESTMENTS                                           NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Banks                                                 9.7%
Beverages                                             1.1%
Electrical Equipment & Electronics                    0.8%
Metals                                                4.5%
Oil & Gas                                            40.4%
Pharmaceuticals                                       4.4%
Steel                                                 0.4%
Telecommunications                                   10.0%
Utilities                                            13.1%
Government Bond                                       4.0%
Short-Term Obligation                                 9.7%
Other assets less liabilities                         1.9%
                                                    ------
                                                    100.0%
                                                    ======


                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001

                                ANNUALIZED YIELD
                                   AT TIME OF
 PRINCIPAL                         PURCHASE OR    MATURITY      VALUE
  AMOUNT                           COUPON RATE      DATE       (NOTE 1)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS: 97.6%
$ 25,000,000                          1.66%        1/10/02    $24,989,624
  15,000,000                          1.67         1/10/02     14,993,738
   5,000,000                          1.60         1/24/02      4,994,889
                                                              -----------
TOTAL U.S. TREASURY BILLS: 97.6%
(Amortized Cost: $44,978,251)                                  44,978,251
                                                              -----------
SHORT-TERM OBLIGATION: 19.8%
PRINCIPAL                            INTEREST   MATURITY
AMOUNT                                 RATE       DATE
--------------------------------------------------------------------------------
$9,119,000
   Repurchase Agreement (Note 10):
    Purchased on 12/31/01;
    maturity value $9,119,785
    (with State Street Bank and
    Trust Co., collateralized by
    $8,780,000 U.S. Treasury
    Bill 5.75% due 11/15/05
    with a value of $9,302,357)
    (Cost: $9,119,000)                1.55%        1/02/02      9,119,000
                                                              -----------
Total Investments: 117.4%
(Cost: $54,097,251)                                            54,097,251
Other assets less liabilities: (17.4)%                         (8,028,020)
                                                              -----------
Net Assets: 100%                                              $46,069,231
                                                              ===========









                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                                   ASIA DYNASTY   GLOBAL HARD ASSETS
                                                                       FUND               FUND
                                                                    ------------      ------------
ASSETS:
Investments at cost .............................................   $13,857,392      $ 49,326,552
                                                                    ===========      ============
Investments at value (including repurchase agreements of $35,000,
  $1,572,000, $0, $0, $142,000 and $9,119,000) (Note 1) .........   $15,894,428      $ 51,022,987
Cash ............................................................           649           723,314
Foreign currency (Cost: $357,169, $2,898, $69,269, $0, $0, $0) ..       351,334             2,898
Cash--initial margin ............................................            --            38,990
Receivables:
  Securities sold ...............................................            --         3,942,506
  Dividends and interest ........................................         3,611            43,133
  Capital shares sold ...........................................       128,206            45,560
  Due from broker (Note 11) .....................................            --            89,372
  Due from adviser ..............................................            --                --
Unrealized appreciation on forward foreign currency contracts
  (Note 6) ......................................................            --                --
Other assets ....................................................            --             2,569
                                                                    -----------      ------------
  Total assets ..................................................    16,378,228        55,911,329
                                                                    -----------      ------------
LIABILITIES:
PAYABLES:
  Bank line of credit (Note 12) .................................            --                --
  Securities purchased ..........................................       154,910         1,800,335
  Dividends payable .............................................            --                --
  Capital shares redeemed .......................................       243,228            65,383
  Accounts payable ..............................................        82,178            31,712
  Due to distributor (Note 4) ...................................        11,325            21,878
  Due to adviser (Note 2) .......................................         5,735             1,928
  Due to trustees (Note 7) ......................................         3,559            11,483
Unrealized depreciation on forward foreign currency contracts
  (Note 6) ......................................................             3                --
                                                                    -----------      ------------
  Total liabilities .............................................       500,938         1,932,719
                                                                    -----------      ------------
Net Assets ......................................................   $15,877,290      $ 53,978,610
                                                                    ===========      ============
Class A Shares+:
Net assets ......................................................   $11,843,413      $ 49,244,119
                                                                    ===========      ============
Shares outstanding ..............................................     1,796,031         4,118,953
                                                                    ===========      ============
Net asset value and redemption price per share ..................   $      6.59      $      11.96
                                                                    ===========      ============
Maximum offering price per share (NAV/(1--maximum sales
  commission)) ..................................................   $      7.00      $      12.68
                                                                    ===========      ============
Class B Shares:
Net assets ......................................................   $ 4,033,877      $  2,668,815
                                                                    ===========      ============
Shares outstanding ..............................................       652,310           226,169
                                                                    ===========      ============
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales
  charge within the first six years of ownership) ...............   $      6.18      $      11.80
                                                                    ===========      ============
Class C Shares:
Net assets ......................................................            --      $  2,065,676
                                                                    ===========      ============
Shares outstanding ..............................................            --           174,043
                                                                    ===========      ============
Net asset value, maximum offering and redemption price per share
 (Redemption may be subject to a contingent deferred sales charge
  within the first year of ownership) ...........................            --      $      11.87
                                                                    ===========      ============
Net assets consist of:
  Aggregate paid in capital .....................................   $20,951,496      $ 66,484,778
  Unrealized appreciation of investments, swaps, foreign
    currencies, forward foreign currency contracts, and other
    assets and liabilities denominated in foreign currencies ....     2,031,046         1,784,983
  Overdistributed/underdistributed net investment income (loss) .       (19,545)          (82,642)
  Accumulated realized loss .....................................    (7,085,707)      (14,208,509)
                                                                    -----------      ------------
Net Assets ......................................................   $15,877,290      $ 53,978,610
                                                                    ===========      ============

--------------
+ The U.S. Government Money Fund does not have a designated class of shares.


                        See Notes to Financial Statements

     GLOBAL        INTERNATIONAL INVESTORS   TROIKA DIALOG      U.S. GOVERNMENT
  LEADERS FUND          GOLD FUND                FUND              MONEY FUND
  ------------     -----------------------   ------------       ---------------

   $15,428,769         $104,625,997           $1,203,383           $54,097,251
   ===========         ============           ==========           ===========

   $15,626,508         $109,927,800           $1,430,829           $54,097,251
       855,513              916,947                6,652                 9,344
        69,504                   --                   --                    --
            --                   --                   --                    --

       258,094            9,697,370               58,653                    --
        19,540                   --                5,125                   393
        13,624            8,359,215                3,544               504,241
            --                   --                   --                    --
            --              225,911                1,205                    --
        56,105                   --                   --                    --
   -----------         ------------           ----------           -----------
    16,898,888          129,127,243            1,506,008            54,611,229
   -----------         ------------           ----------           -----------

     1,280,278            5,056,369                   --                    --
            --            1,701,774               20,685                    --
            --                   --                   --                 4,966
       112,629              387,368                   --             8,423,126
        52,978              162,421               25,914                86,463
         7,453               25,922                  894                17,650
         1,557               14,144                  327                 1,341
         1,623               11,203                   --                 8,452
           267                  543                   --                    --
   -----------         ------------           ----------           -----------
     1,456,785            7,359,744               47,820             8,541,998
   -----------         ------------           ----------           -----------
   $15,442,103         $121,767,499           $1,458,188           $46,069,231
   ===========         ============           ==========           ===========

   $13,031,731         $121,767,499           $1,458,188           $46,069,231
   ===========         ============           ==========           ===========
     2,014,920           22,723,030              182,350            46,139,739
   ===========         ============           ==========           ===========
         $6.47                $5.36                $8.00                 $1.00
   ===========         ============           ==========           ===========
         $6.86                $5.69                $8.49                    --
   ===========         ============           ==========           ===========

    $2,410,372                   --                   --                    --
   ===========         ============           ==========           ===========
       383,066                   --                   --                    --
   ===========         ============           ==========           ===========


         $6.29                   --                   --                    --
   ===========         ============           ==========           ===========

            --                   --                   --                    --
   ===========         ============           ==========           ===========
            --                   --                   --                    --
   ===========         ============           ==========           ===========


            --                   --                   --                    --
   ===========         ============           ==========           ===========

   $18,160,076         $124,796,324           $1,629,971           $46,139,737

       254,265            5,304,143              227,446                    --
       (30,099)            (142,657)                (110)                   --
    (2,942,139)          (8,190,311)            (399,119)              (70,506)
   -----------         ------------           ----------           -----------
   $15,442,103         $121,767,499           $1,458,188           $46,069,231
   ===========         ============           ==========           ===========

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001

                                                                    ASIA DYNASTY  GLOBAL HARD ASSETS
                                                                        FUND            FUND
                                                                    -----------   ------------------
INCOME:
Dividends .......................................................   $   304,935        $ 626,978
Interest ........................................................        26,410           31,751
Foreign taxes withheld ..........................................       (14,251)         (16,656)
                                                                    -----------        ---------
Total income ....................................................       317,094          642,073
                                                                    -----------        ---------
EXPENSES:
Management (Note 2) .............................................       137,247          293,743
Distribution Class A (Note 4) ...................................        65,713          121,275
Distribution Class B (Note 4) ...................................        51,578           28,186
Distribution Class C (Note 4) ...................................            --           23,006
Administration (Note 2) .........................................        67,569           32,938
Transfer agent ..................................................       113,150          189,864
Custodian .......................................................        69,275           13,404
Registration ....................................................        20,485           24,165
Professional ....................................................        38,570           30,910
Interest expense (Note 12) ......................................         7,783           28,254
Reports to shareholders .........................................        18,880           32,593
Trustees' fees and expenses (Note 7) ............................         7,300            9,901
Other ...........................................................         9,125            6,400
                                                                    -----------        ---------
Total expenses ..................................................       606,675          834,639
Expense reduction (Note 2) ......................................            --          (23,606)
                                                                    -----------        ---------
Net expenses ....................................................       606,675          811,033
                                                                    -----------        ---------
Net investment income (loss) ....................................      (289,581)        (168,960)
                                                                    -----------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions .................    (5,215,291)        (636,844)
Realized gain (loss) from foreign currency transactions .........       (80,309)         (71,187)
Realized gain from futures and swaps ............................            --           45,450
Change in unrealized appreciation (depreciation) of foreign
  currencies, forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies .............         3,183              408
Change in unrealized appreciation (depreciation) of investments
  and swaps .....................................................     4,782,775           64,399
                                                                    -----------        ---------
Net gain (loss) on investments and foreign currency transactions       (509,642)        (597,774)
                                                                    -----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .   $  (799,223)       $(766,734)
                                                                    ===========        =========







                        See Notes to Financial Statements

        GLOBAL        INTERNATIONAL INVESTORS     TROIKA DIALOG    U.S. GOVERNMENT
     LEADERS FUND           GOLD FUND              FUND MONEY           FUND
   ---------------     ----------------------   -----------------  ---------------
    $   227,388            $ 2,061,137             $  14,369         $        --
          7,216                759,216                 7,329           2,062,226
        (12,911)               (56,755)               (1,165)                 --
    -----------            -----------             ---------         -----------
        221,693              2,763,598                20,533           2,062,226
    -----------            -----------             ---------         -----------

        153,372                885,585                 8,194             262,663
         85,415                295,195                 4,827             131,234
         33,665                     --                    --                  --
             --                     --                    --                  --
         67,594                467,605                 2,661              61,578
         94,839                701,600                51,399              55,800
         22,359                 19,841                16,224               7,850
          9,435                 11,881                20,655              10,477
         34,888                 38,235                24,717              41,705
          7,115                 91,766                    58                  --
         16,904                 58,481                30,486              40,760
          5,380                 50,299                    --              23,098
          6,636                 40,115                 1,131              13,541
    -----------            -----------             ---------         -----------
        537,602              2,660,603               160,352             648,706
       (104,663)                    --              (141,366)            (10,118)
    -----------            -----------             ---------         -----------
        432,939              2,660,603                18,986             638,588
    -----------            -----------             ---------         -----------
       (211,246)               102,995                 1,547           1,423,638
    -----------            -----------             ---------         -----------

     (2,972,512)            13,835,052              (275,147)            (14,730)
         80,722               (150,436)               (4,326)                 --
             --                     --                    --                  --

         44,341                  4,203                    11                  --
     (4,331,934)            17,084,630               583,483                  --
    -----------            -----------             ---------         -----------
     (7,179,383)            30,773,449               304,021             (14,730)
    -----------            -----------             ---------         -----------
    $(7,390,629)           $30,876,444             $ 305,568          $1,408,908
    ===========            ===========             =========          ==========











                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended December 31, 2001

                                                                              ASIA DYNASTY                   GLOBAL HARD ASSETS
                                                                                  FUND                              FUND
                                                                    ------------------------------    ------------------------------
                                                                        YEAR ENDED     YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                       DECEMBER 31,   DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                                           2001           2000              2001            2000
                                                                    ---------------   ------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) ....................................   $    (289,581)   $    (574,947)   $    (168,960)   $    56,963
  Realized gain (loss) from security transactions ...............      (5,215,291)        (841,906)        (636,844)        83,148
  Realized gain from futures and swaps ..........................            --            165,154           45,450         27,860
  Realized gain (loss) from options .............................            --               --               --          176,222
  Realized gain (loss) from foreign currency transactions .......         (80,309)         (48,047)         (71,187)       (35,714)
  Change in unrealized appreciation (depreciation) of foreign currencies, forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies .....           3,183           (1,181)             408         (1,308)
  Change in unrealized appreciation (depreciation) of investments
   and swaps ....................................................       4,782,775      (18,914,577)          64,399      1,178,291
                                                                    -------------    -------------    -------------    -----------
  Increase (decrease) in net assets resulting from operations ...        (799,223)     (20,215,504)        (766,734)     1,485,462
                                                                    -------------    -------------    -------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income++:
   Class A Shares ...............................................              --               --               --             --
   Class B Shares ...............................................              --               --               --             --
   Class C Shares ...............................................              --               --               --             --
  Realized gain:
   Class A Shares ...............................................              --       (1,271,933)              --             --
   Class B Shares ...............................................              --         (607,729)              --             --
   Class C Shares ...............................................              --               --               --             --
  Tax return of capital:
   Class A Shares ...............................................              --               --               --             --
   Class B Shares ...............................................              --               --               --             --
   Class C Shares ...............................................              --               --               --             --
                                                                    -------------    -------------    -------------    -----------
  Total dividends and distributions .............................              --       (1,879,662)              --             --
                                                                    -------------    -------------    -------------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sales of shares++:
   Class A Shares ...............................................      72,194,560       57,343,775       93,768,430      7,580,561
   Class B Shares ...............................................         452,243        3,433,213          312,821        158,574
   Class C Shares ...............................................              --               --           37,230        167,466
  Shares issued in connection with the merger involving
   Natural Resources Fund .......................................              --               --       25,334,135             --
                                                                    -------------    -------------    -------------    -----------
                                                                       72,646,803       60,776,988      119,452,616      7,906,601
                                                                    -------------    -------------    -------------    -----------
  Reinvestment of dividends++:
   Class A Shares ...............................................              --        1,008,584               --             --
   Class B Shares ...............................................              --          383,469               --             --
   Class C Shares ...............................................              --               --               --             --
                                                                    -------------    -------------    -------------    -----------
                                                                               --        1,392,053               --             --
                                                                    -------------    -------------    -------------    -----------
  Cost of shares reacquired++:
   Class A Shares ...............................................     (74,063,695)     (60,414,651)     (83,173,739)   (12,733,686)
   Class B Shares ...............................................      (2,375,012)      (2,595,010)        (804,501)    (2,038,028)
   Class C Shares ...............................................              --               --         (444,997)      (913,129)
                                                                    -------------    -------------    -------------    -----------
                                                                      (76,438,707)     (63,009,661)     (84,423,237)   (15,684,843)
                                                                    -------------    -------------    -------------    -----------
  Increase (decrease) in net assets resulting from capital
   share transactions ...........................................      (3,791,904)        (840,620)      35,029,379     (7,778,242)
                                                                    -------------    -------------    -------------    -----------
  Total increase (decrease) in net assets .......................      (4,591,127)     (22,935,786)      34,262,645     (6,292,780)
NET ASSETS:
  Beginning of period ...........................................      20,468,417       43,404,203       19,715,965     26,008,745
                                                                    -------------    -------------    -------------    -----------
  End of period .................................................   $  15,877,290    $  20,468,417    $  53,978,610    $19,715,965
                                                                    =============    =============    =============    ===========
  Overdistributed/underdistributed net investment income (loss) .   $     (19,545)   $     (25,368)   $     (82,642)   $     1,465
                                                                    =============    =============    =============    ===========

----------------
 + Commencement of operations
++ The U.S. Government Money Fund does not have a designated class of shares; as a result, all activity is shown on the Class A shares line.

                        See Notes to Financial Statements

       GLOBAL LEADERS             INTERNATIONAL INVESTORS GOLD              TROIKA DIALOG                 U.S. GOVERNMENT MONEY
            FUND                             FUND                               FUND                                FUND
-----------------------------   --------------------------------   ----------------------------------------------------------------
                                                                                    FOR THE PERIOD
  YEAR ENDED      YEAR ENDED      YEAR ENDED        YEAR ENDED        YEAR ENDED    APRIL 7, 2000+    YEAR ENDED       YEAR ENDED
 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,   TO DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
     2001            2000            2001              2000              2001            2000           2001             2000
-------------   -------------   --------------    --------------   ---------------  --------------- --------------   --------------


$   (211,246)   $    (512,717)  $      102,995    $      112,259   $         1,547   $    (1,097)   $    1,423,638   $    4,156,884
  (2,972,512)       3,748,774       13,835,052        (8,976,480)         (275,147)     (123,972)          (14,730)         (44,197)
          --               --               --                --                --            --                --               --
          --               --               --        (2,807,750)               --            --                --               --
      80,722          (13,730)        (150,436)         (159,362)           (4,326)       (1,408)               --               --


      44,341            9,414            4,203            (2,047)               11           (11)               --               --

  (4,331,934)     (11,660,680)      17,084,630       (24,736,116)          583,483      (356,037)               --               --
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------
  (7,390,629)      (8,428,939)      30,876,444       (36,569,496)          305,568      (482,525)        1,408,908        4,112,687
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------


        (628)            (830)        (201,982)             --              (2,822)         --          (1,423,638)      (4,156,884)
          --               --               --                --                --            --                --               --
          --               --               --                --                --            --                --               --

    (106,422)      (4,454,489)              --                --                --            --                --               --
     (22,341)        (155,002)              --                --                --            --                --               --
          --               --               --                --                --            --                --               --

          --               --               --          (249,898)               --            --                --               --
          --               --               --                --                --            --                --               --
          --               --               --                --                --            --                --               --
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------
    (129,391)      (4,610,321)        (201,982)         (249,898)           (2,822)         --          (1,423,638)      (4,156,884)
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------


     771,666        7,162,334    2,299,226,211     4,189,455,351           666,644     1,437,259     2,492,584,861    4,214,700,071
     128,578        1,257,844               --                --            47,796        78,272                --               --
          --               --               --                --                --            --                --               --

          --               --               --                --                --            --                --               --
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------
     900,244        8,420,178    2,299,226,211     4,189,455,351           714,440     1,515,531     2,492,584,861    4,214,700,071
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------

      94,627        3,410,538          158,013           205,090             2,341          --             646,409        2,154,281
      17,651          623,319               --                --                --            --                --               --
          --               --               --                --                --            --                --               --
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------
     112,278        4,033,857          158,013           205,090             2,341          --             646,409        2,154,281
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------

  (5,551,503)      (8,797,970)  (2,324,803,804)   (4,205,373,419)         (264,011)     (225,232)   (2,520,943,848)  (4,240,456,825)
  (1,330,070)      (1,297,713)              --                --          (105,102)           --                --               --
          --               --               --                --                --            --                --               --
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------
  (6,881,573)     (10,095,683)  (2,324,803,804)   (4,205,373,419)         (369,113)     (225,232)   (2,520,943,848)  (4,240,456,825)
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------

  (5,869,051)       2,358,352      (25,419,580)      (15,712,978)          347,668     1,290,299       (27,712,578)     (23,602,473)
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------
 (13,389,071)     (10,680,908)       5,254,882       (52,532,372)          650,414       807,774       (27,727,308)     (23,646,670)

  28,831,174       39,512,082      116,512,617       169,044,989           807,774            --        73,796,539       97,443,209
------------    -------------   --------------    --------------   ---------------   -----------    --------------   --------------
$ 15,442,103    $        28,8   $  121,767,499    $  116,512,617   $     1,458,188   $   807,774    $   46,069,231   $   73,796,539
============    =============   ==============    ==============   ===============   ===========    ==============   ==============
$    (30,099)   $    (129,811)  $     (142,657)   $      (32,816)  $          (110)  $     1,730    $           --   $           --
============    =============   ==============    ==============   ===============   ===========    ==============   ==============

                        See Notes to Financial Statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                        CLASS A
                                                 -------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------
                                                  2001      2000       1999      1998       1997
                                                -------    ------     ------    ------     ------
Net Asset Value, Beginning of Year ..........   $ 6.97     $14.60     $ 7.80    $ 7.82     $13.21
                                                ------     ------     ------    ------     ------
Income from Investment Operations:
  Net Investment Loss .......................    (0.11)     (0.18)     (0.11)(c) (0.01)     (0.28)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ..........    (0.27)     (6.77)      9.35     (0.01)     (3.82)
                                                ------     ------     ------    ------     ------
Total from Investment Operations ............    (0.38)     (6.95)      9.24     (0.02)     (4.10)
                                                ------     ------     ------    ------     ------
Less Distributions:
  Distributions from Capital Gains ..........       --      (0.68)     (2.44)       --      (1.15)
  Tax Return of Capital .....................       --         --         --        --      (0.14)
                                                ------     ------     ------    ------     ------
Total Distributions .........................       --      (0.68)     (2.44)       --      (1.29)
                                                ------     ------     ------    ------     ------
Net Asset Value, End of Year ................   $ 6.59     $ 6.97     $14.60    $ 7.80     $ 7.82
                                                ======     ======     ======    ======     ======
Total Return (a) ............................    (5.45)%   (47.60)%   118.46%    (0.26)%   (32.10)%

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ...............  $11,843    $14,062    $31,385   $10,685    $12,873
Ratio of Gross Expenses to Average
  Net Assets ................................     3.23%      2.63%      2.82%     3.13%      2.38%
Ratio of Net Expenses
  to Average Net Assets .....................     3.19%(d)   2.50%(d)   2.82%     2.43%(b)   2.38%
Ratio of Net Investment Loss to
  Average Net Assets ........................    (1.50)%    (1.49)%    (1.03)%   (0.09)%    (0.76)%
Portfolio Turnover Rate .....................    105.78%   113.88%    172.18%   121.96%    200.45%

                        CLASS B
  ---------------------------------------------------
                YEAR ENDED DECEMBER 31,
 ---------------------------------------------------
  2001       2000        1999       1998       1997
 ------     ------      ------     ------     ------
 $ 6.55     $13.90      $ 7.54     $ 7.63     $13.08
 ------     ------      ------     ------     ------

  (0.14)     (0.23)      (0.24)(c)  (0.07)     (0.30)

  (0.23)     (6.44)       9.04      (0.02)     (3.86)
 ------     ------      ------     ------     ------
  (0.37)     (6.67)       8.80    (0.09)       (4.16)
 ------     ------      ------     ------     ------

     --      (0.68)      (2.44)        --      (1.15)
     --         --          --         --      (0.14)
 ------     ------      ------     ------     ------
     --      (0.68)      (2.44)        --      (1.29)
 ------     ------      ------     ------     ------
 $ 6.18     $ 6.55      $13.90     $ 7.54     $ 7.63
 ======     ======      ======     ======     ======
  (5.65)%   (47.99)%    116.71%     (1.18)%   (32.87)%

----------------------------------------------------

 $4,034     $6,406     $12,019     $4,942     $6,914

   3.53%      3.31%       3.89%      3.83%      3.00%

   3.49%(d)   3.18%(d)    3.89%      3.14%(b)   3.00%

  (1.79)%    (2.15)%     (2.21)%    (0.79)%    (1.36)%
 105.78%    113.88%    172.18%     121.96%    200.45%

------------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.

(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.

(c) Based on average shares outstanding.

(d) Net of interest expense.

                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                       CLASS A
                                            --------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------
                                               2001        2000          1999           1998        1997
                                            ---------   ---------     ---------      ---------   ---------
Net Asset Value, Beginning of Year ........ $   13.08   $   12.01     $   10.34      $   15.50   $   14.42
                                            ---------   ---------     ---------      ---------   ---------
Income from Investment Operations:
  Net Investment Income (Loss) ............     (0.03)       0.08          0.07           0.10        0.05
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ........     (1.09)       0.99          1.65          (5.09)       2.01
                                            ---------   ---------     ---------      ---------   ---------
Total from Investment Operations ..........     (1.12)       1.07          1.72          (4.99)       2.06
                                            ---------   ---------     ---------      ---------   ---------
Less Dividends and Distributions:
  Dividends from Net Investment Income ....        --          --         (0.01)         (0.15)      (0.02)
  Net Distributions from Capital Gains ....                    --            --          (0.02)      (0.96)
  Tax Return of Capital ...................        --          --         (0.04)            --          --
                                            ---------   ---------     ---------      ---------   ---------
Total Dividends and Distributions .........        --          --         (0.05)         (0.17)      (0.98)
                                            ---------   ---------     ---------      ---------   ---------
Net Asset Value, End of Year .............. $   11.96   $   13.08     $   12.01      $   10.34   $   15.50
                                            =========   =========     =========      =========   =========
Total Return (a) ..........................     (8.56)%      8.91%        16.64%        (32.25)%     14.29%

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ............. $  49,244   $  13,581     $  17,757      $  22,969   $  61,341
Ratio of Gross Expenses to
  Average Net Assets ......................      2.76%       2.52%         2.89%          2.11%       2.00%
Ratio of Net Expenses to
  Average Net Assets (b)(d) ...............      2.58%       2.00%         2.00%          2.00%       1.97%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ............    (0.51)%(c)    0.49%(c)      0.49%(c)       0.58%       0.36%
Portfolio Turnover Rate ...................    264.89%      91.27%       195.00%        167.79%     118.10%

                          CLASS B                                                        CLASS C
-----------------------------------------------------------   ----------------------------------------------------------------
                   YEAR ENDED DECEMBER 31,                                         YEAR ENDED DECEMBER 31,
-----------------------------------------------------------   ----------------------------------------------------------------
   2001         2000         1999        1998       1997        2001          2000           1999          1998         1997
----------   ----------   ----------   --------   ---------   --------      --------       --------      --------     --------
$    12.98   $    12.00   $    10.37   $  15.60   $   14.50   $  13.01      $  12.04       $  10.40      $  15.64     $  14.52
----------   ----------   ----------   --------   ---------   --------      --------       --------      --------     --------

     (0.16)       (0.02)       (0.03)      0.01       (0.01)     (0.14)        (0.02)         (0.03)         0.01        (0.01)

     (1.02)        1.00         1.66      (5.08)       2.00      (1.00)         0.99           1.67         (5.09)        2.00
----------   ----------   ----------   --------   ---------   --------      --------       --------      --------     --------
     (1.18)        0.98         1.63      (5.07)       1.99      (1.14)         0.97           1.64         (5.08)        1.99
----------   ----------   ----------   --------   ---------   --------      --------       --------      --------     --------

        --           --           --      (0.14)         --         --            --             --         (0.14)          --
        --           --           --      (0.02)      (0.89)        --            --             --         (0.02)       (0.87)
        --           --           --         --          --         --            --             --            --           --
----------   ----------   ----------   --------   ---------   --------      --------       --------      --------     --------
        --           --           --      (0.16)      (0.89)        --            --             --         (0.16)       (0.87)
----------   ----------   ----------   --------   ---------   --------      --------       --------      --------     --------
$    11.80   $    12.98   $    12.00   $  10.37   $   15.60   $  11.87      $  13.01       $  12.04      $  10.40     $  15.64
==========   ==========   ==========   ========   =========   ========      ========       ========      ========     ========
     (9.09)%       8.17%       15.72%    (32.55)%     13.72%     (8.83)%        8.06%         15.77%       (32.53)%      13.71%
                                                                                                                      --------
--------------------------------------------------------------------------------------------------------------------------------
$    2,669   $    3,438   $    5,029   $  5,580   $  10,541   $  2,066      $  2,697       $  3,223      $  4,011     $  8,698

      3.32%        3.35%        3.79%      2.81%       2.73%      3.20%         3.82%          4.15%         3.00%        2.94%

      3.08%        2.75%        2.71%      2.50%       2.50%      3.08%         2.75%          2.71%         2.50%        2.50%

    (1.01)%(c)   (0.23)%(c)   (0.23)%(c)   0.12%     (0.13)%    (0.73)%(c)    (0.23)%(c)      (0.22)%(c)     0.11%       (0.15)%
    264.89%       91.27%      195.00%    167.79%     118.10%    264.89%        91.27%        195.00%       167.79%      118.10%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.08%, 0.43% and 0.84%, respectively; Class B 0.12%, 0.51% and 1.03%, respectively; and Class C 0.00%, 0.98% and 1.39%, respectively.

(d)  Net of interest expense.

                        See Notes to Financial Statements

GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                               CLASS A
                                              -----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------------------
                                                2001            2000            1999         1998         1997
                                              -------         -------         -------      -------      -------
Net Asset Value, Beginning of Year .......    $  8.98         $ 13.49         $ 10.78      $ 10.38      $ 10.37
                                              -------         -------         -------      -------      -------
Income from Investment Operations:
  Net Investment Income (loss) ...........      (0.09)          (0.16)          (0.06)        0.02         0.10
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) .......      (2.37)          (2.73)           3.59         2.07         1.43
                                              -------         -------         -------      -------      -------
Total from Investment Operations .........      (2.46)          (2.89)           3.53         2.09         1.53
                                              -------         -------         -------      -------      -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ...         --(f)           --(f)           --           --        (0.08)(c)
  Distribution from Capital Gains ........      (0.05)          (1.62)          (0.82)       (1.61)       (1.43)
  Tax Return of Capital ..................         --              --              --        (0.08)       (0.01)
                                              -------         -------         -------      -------      -------
Total Dividends and Distributions ........      (0.05)          (1.62)          (0.82)       (1.69)       (1.52)
                                              -------         -------         -------      -------      -------
Net Asset Value, End of Year .............    $  6.47         $  8.98         $ 13.49      $ 10.78      $ 10.38
                                              =======         =======         =======      =======      =======
Total Return (a) .........................     (27.32)%        (21.88)%         32.83%       20.65%       14.77%

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ............    $13,032         $23,990         $33,070      $27,461      $24,630
Ratio of Gross Expenses to Average
  Net Assets .............................       2.45%           2.15%           2.20%        2.32%        2.45%
Ratio of Net Expenses to Average
  Net Assets (b) .........................       2.00%(d)        2.00%(d)        2.00%        2.00%        2.00%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...........     (0.95)%(e)      (1.35)%(e)      (0.48)%(e)     0.85%        0.85%
Portfolio Turnover Rate ..................      55.95%          97.61%          86.14%       87.79%       78.07%

                                CLASS B
-----------------------------------------------------------------
                       YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------
  2001            2000            1999         1998         1997
-------         -------         -------      -------      -------
$  8.78         $ 13.31         $ 10.67      $ 10.31      $ 10.32
-------         -------         -------      -------      -------

  (0.14)          (0.19)          (0.12)          --         0.04

  (2.30)          (2.72)           3.56         2.02         1.43
-------         -------         -------      -------      -------
  (2.44)          (2.91)           3.44         2.02         1.47
-------         -------         -------      -------      -------
     --              --              --           --        (0.03)(c)
  (0.05)          (1.62)          (0.80)       (1.61)       (1.45)
     --              --              --        (0.05)          --
-------         -------         -------      -------      -------
  (0.05)          (1.62)          (0.80)       (1.66)       (1.48)
-------         -------         -------      -------      -------
$  6.29         $  8.78         $ 13.31      $ 10.67      $ 10.31
=======         =======         =======      =======      =======
 (27.72)%        (22.33)%         32.27%       20.07%       14.26%
-------------------------------------------------------------------

$ 2,410         $ 4,841         $ 6,442      $ 6,039      $ 5,055

   3.53%           3.00%           3.21%        3.25%        2.51%

   2.50%(d)        2.50%(d)        2.50%        2.50%        2.50%

 (1.45)%(e)      (1.86)%(e)      (0.94)%(e)     0.36%        0.36%
  55.95%          97.61%          86.14%       87.79%       78.07%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) Net of foreign taxes withheld (to be included in income claimed as a tax credit on deduction by shareholder for federal income tax purposes) of $0.01 in 1997.
(d)  Net of interest expense.
(e) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.42%,0.12% and 0.20%, respectively and for Class B are 0.99%, 0.47% and 0.71%, respectively.
(f)  Amount represents less than $0.005 per share.

                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                               CLASS A
                                                                 -----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                   2001           2000           1999           1998        1997
                                                                 --------       --------       --------       --------    --------
Net Asset Value, Beginning of Year ............................  $   4.45       $   5.73       $   6.59       $   7.54    $  11.90
                                                                 --------       --------       --------       --------    --------
Income from Investment Operations:
  Net Investment Income .......................................      0.01           0.00(e)        0.03           0.06        0.09
  Net Loss on Investments (both Realized and Unrealized) ......      0.91          (1.27)         (0.84)         (0.95)      (4.36)
                                                                 --------       --------       --------       --------    --------
Total from Investment Operations ..............................      0.92          (1.27)         (0.81)         (0.89)      (4.27)
                                                                 --------       --------       --------       --------    --------
Less Dividends and Distributions:
  Dividends from Net Investment Income ........................     (0.01)            --          (0.05)         (0.06)      (0.09)
  Distributions from Capital Gains ............................        --             --             --             --          --
  Tax Return of Capital .......................................        --          (0.01)            --             --          --
                                                                 --------       --------       --------       --------    --------
Total Dividends and Distributions .............................     (0.01)         (0.01)         (0.05)         (0.06)      (0.09)
                                                                 --------       --------       --------       --------    --------
Net Asset Value, End of Year ..................................  $   5.36       $   4.45       $   5.73       $   6.59    $   7.54
                                                                 ========       ========       ========       ========    ========
Total Return (a) ..............................................     20.74%        (22.18)%       (12.37)%       (11.87)%    (36.00)%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .................................  $121,767       $116,513       $169,045       $238,639    $232,944
Ratio of Gross Expenses to Average Net Assets .................      2.25%          2.30%          2.09%          1.78%       1.52%
Ratio of Net Expenses to Average Net Assets(b) ................      2.17%(c)       2.17%(c)       2.08%(c)       1.76%       1.47%
Ratio of Net Investment Income to Average Net Assets ..........      0.09%(d)       0.08%(d)       0.46%(d)       0.99%       0.90%
Portfolio Turnover Rate .......................................    108.97%         65.41%         94.67%         86.65%      19.99%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.

(b) After expenses reduced by a custodian fee or directed brokerage arrangement.

(c)  Net of interest expense.

(d) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the three years, are 0.00%, 0.02% and 0.01%, respectively.

(e)  Amount represents less than $0.01 per share.

                        See Notes to Financial Statements

TROIKA DIALOG FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:





                                                             CLASS A
                                               --------------------------------
                                                 YEAR ENDED     APRIL 7, 2000(a)
                                                DECEMBER 31,    TO DECEMBER 31,
                                                   2001(e)           2000
                                                   ------           ------
Net Asset Value, Beginning of Period ............  $ 6.24           $10.00
                                                   ------           ------
Income from Investment Operations:
  Net Investment Income (Loss) ..................    0.01            (0.01)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ..............    1.77            (3.75)
                                                   ------           ------
Total from Investment Operations ................    1.78            (3.76)
Distribution from Net Investment Income .........   (0.02)              --
                                                   ------           ------
Net Asset Value, End of Period ..................  $ 8.00           $ 6.24
                                                   ======           ======
Total Return (b) ................................   28.59%          (37.60)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .................  $1,458           $  756
Ratio of Gross Expenses to Average Net Assets ...   16.09%           10.11%(d)
Ratio of Net Expenses to Average
  Net Assets(c) .................................    2.00%(f)         2.00%(d)
Net Effect of Advisory Fee Waiver to
  Average Net Assets ............................   14.08%            8.11%(d)
Ratio of Net Investment Income (Loss)
  to Average Net Assets .........................    0.15%          (0.10)%(d)
Portfolio Turnover Rate .........................  237.24%           74.01%

----------
(a)  Commencement of operations.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c)  After expenses reduced by an Advisory fee waiver arrangement.

(d)  Annualized.

(e) The new advisory agreement dated August 1, 2001 names Troika Dialog Asset Management Ltd. as the adviser to the Troika Dialog Fund.

(f)  Net of interest expense.

                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                    CLASS A
                                                          ------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------
                                                            2001          2000       1999       1998       1997
                                                          -------       -------    -------    -------    -------
Net Asset Value, Beginning of Year .....................  $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
                                                          -------       -------    -------    -------    -------
Income from Investment Operations:
Net Investment Income ..................................     0.02          0.05       0.03       0.04       0.04
Less Distributions to Shareholders:
Dividends from Net Investment Income ...................    (0.02)        (0.05)     (0.03)     (0.04)     (0.04)
                                                          -------       -------    -------    -------    -------
Net Asset Value, End of Year ...........................  $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
                                                          =======       =======    =======    =======    =======
Total Return (a) .......................................     2.21%         4.77%      3.43%      3.88%      3.77%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ..........................  $46,069       $73,797    $97,443    $47,222    $76,650
Ratio of Gross Expenses to Average Net Assets ..........     1.23%         1.10%      1.15%      1.20%      1.28%
Ratio of Net Expenses to Average Net Assets ............     1.21%(b)        --         --         --         --
Ratio of Net Investment Income to Average Net Assets ...     2.71%(c)      4.80%      3.68%      3.89%      3.91%

----------
(a) Total return is calculated assuming an initial investment value made at the net asset value at the beginning of the year, distributions at net asset value during the year and a redemption on the last day of the year.

(b)  After expenses reduced by an Advisory fee waiver arrangement.

(c) For the year ended 2001, the net effect of the Advisory expense reimbursement arrangement is 0.02%.

                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. On April 24, 2001 at a regular meeting of Board of Trustees of the Van Eck Funds, the Trustees approved a new advisory agreement for the Emerging Markets Vision Fund and a change in its fundamental investment objectives and policies. Additionally, the Trustees have approved the change of the Fund's name from Emerging Markets Vision Fund to Troika Dialog Fund, effective August 1, 2001. The new advisory agreement dated August 1, 2001 names Troika Dialog Asset Management Ltd. as the Advisor to the Troika Dialog Fund, as series in the Trust. On May 30, 2001 all of the shares of Emerging Markets Vision Fund Class B shares were redeemed. The Trust operates as a series fund currently comprised of six portfolios: Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Troika Dialog Fund and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund, Troika Dialog Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Hard Assets Fund, Global Leaders Fund and International Investors Gold Fund are classified as non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. As of December 31, 2001, fair value pricing of foreign securities was implemented by the Asia Dynasty Fund in accordance with fund policy. The price which the Fund may realize upon sale of such securities may differ materially from the value presented in the schedule of portfolio investments. Short-term obligations are valued at amortized cost which, with accrued interest, approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned.

     For the Global Hard Assets Fund, Global Leaders Fund and Asia Dynasty Fund, income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day(after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

E.   DISTRIBUTIONS   TO   SHAREHOLDERS--Dividends   to  shareholders   from  net
     investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.


     USE OF DERIVATIVE INSTRUMENTS

F. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

     Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

     Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2001, the following structured notes were outstanding:

                                                                        % OF NET
                                                          VALUE          ASSETS
                                                          -----         --------
INTERNATIONAL INVESTORS GOLD FUND
Business Development Bank of Canada
   Gold Linked Note, Zero coupon
   due 12/11/02 ..................................      $3,953,200         3.3%
HSBC Bank USA
   Gold Linked Note, Zero coupon
   due 11/01/02 ..................................       3,958,400         3.3

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services for each of the Funds, except Troika Dialog Fund. The Asia Dynasty Fund and Global Leaders Fund each pay the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of average daily net assets and 0.50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of 0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million of average daily net assets and 0.375 of 1% of average daily net assets in excess of $750 million. For the period January 1, 2001 through July 31, 2001, the Troika Dialog Fund paid Van Eck Associates Corp. a monthly fee of 1% per annum of average daily net assets. For the period August 1, 2001 through December 31, 2001, the Troika Dialog Fund paid Troika Dialog Asset Management Ltd. a monthly fee at the annual rate of 0.75% of average daily net assets.

In accordance with the advisory agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts: $21,820 Asia Dynasty Fund, $32,938 Global Hard Assets Fund, $16,470 Global Leaders Fund,

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

$172,410 International Investors Gold Fund, $1,505 Troika Dialog Fund and $3,908 U.S. Government Money Fund.

For the year ended December 31, 2001, the Adviser and Troika Dialog Asset Management Ltd. agreed to assume expenses exceeding 2% of average daily net assets for Class A shares for the Troika Dialog Fund. Expenses were reduced by $127,343 under this agreement. For period January 1, 2001 through February 28, 2001, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.75% of average daily net assets for Class B and C shares, for the Global Hard Assets Fund. For period March 1, 2001 through June 20, 2001, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A shares and 3.00% of average daily net assets for Class B and C shares, for the Global Hard Assets Fund. Expenses were reduced by $23,606 under this agreement. For the year ended December 31, 2001, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares for the Global Leaders Fund. Expenses were reduced by $104,663 under this agreement. When necessary, the Adviser has agreed to waive a portion of the advisory fee for the U.S. Government Money Fund in order to preserve the distribution yield. Expenses were reduced by $10,118 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Leaders Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% per year of the average daily net assets on the first $500 million in Asia Dynasty Fund and Global Leaders Fund, or at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

Effective August 1, 2001, for Troika Dialog Fund, Van Eck Securities Corp., the distributor, performs accounting and administrative services for which Van Eck Securities Corp. is paid a monthly fee at the rate of 0.25% per year of the average daily net assets.

For the year ending December 31, 2001, Van Eck Securities Corporation (the "Distributor") received $98,854 in sales loads of which $18,562 was reallowed to broker dealers.

Certain of the  officers and  trustees of the Trust are  officers,  directors or
stockholders   of  Van  Eck  Associates   Corporation  and  Van  Eck  Securities
Corporation.

As of December 31, 2001, the Troika Dialog Asset Management Ltd. owned 50.1% and the Administrator owned 38.5% of the outstanding shares of beneficial interest of the Troika Dialog Fund Class A shares.

NOTE 3--INVESTMENTS--For federal income tax purposes, the identified cost of investments owned at December 31, 2001 is $14,018,708, $49,518,892, $15,428,769,
$106,148,677 and $1,203,383 for the Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Troika Dialog Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of December 31, 2001, gross unrealized appreciation and depreciation of investments, on a tax basis, were as follows:

                                           GROSS         GROSS           NET
                                         UNREALIZED    UNREALIZED    UNREALIZED
FUND                                    APPRECIATION  DEPRECIATION  APPRECIATION
----                                    ------------  ------------  ------------
Asia Dynasty Fund ...................    $ 2,925,806    $1,050,086    $1,875,720
Global Hard Assets Fund .............      3,883,710     2,379,615     1,504,095
Global Leaders Fund .................      2,120,478     1,922,739       197,739
International Investors Gold Fund ...     13,053,760     9,274,637     3,779,123
Troika Dialog Fund ..................        233,280         5,834       227,446

At December 31, 2001 the components of accumulated earnings on a tax basis, for each Fund, were as follows:

                                                     ACCUMULATED
                                       UNDISTRIBUTED   CAPITAL
                                          ORDINARY    AND OTHER      UNREALIZED
FUND                                       INCOME       LOSSES      APPRECIATION
-----                                  -------------  -----------   ------------
Asia Dynasty Fund .....................    $    --    $ 6,932,408    $1,871,043
Global Hard Assets Fund ...............         --     44,390,693     1,592,643
Global Leaders Fund ...................         --      2,904,242       254,265
International Investors Gold Fund .....         --      6,741,662     3,781,463
Troika Dialog Fund ....................         --        399,119       227,446
U.S. Government Money Fund ............     34,309         70,507            --

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, for each Fund, were as follows:

                              ASIA DYNASTY FUND         GLOBAL HARD ASSETS FUND
                          --------------------------  --------------------------
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              2001          2000          2001          2000
                          ------------  ------------  ------------  ------------
Ordinary Income*            $    --      $       --     $    --       $    --
Long Term
  Capital Gains              34,154       1,875,340          --            --

                                 GLOBAL LEADERS        INTERNATIONAL INVESTORS
                                     FUND                      GOLD FUND
                          --------------------------  --------------------------
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              2001          2000          2001          2000
                          ------------  ------------  ------------  ------------
Ordinary Income*            $    628      $       --    $201,982      $    --
Long Term
  Capital Gains              128,763       4,610,321          --           --

                                 TROIKA DIALOG            U.S. GOVERNMENT
                                     FUND                    MONEY FUND
                          --------------------------  --------------------------
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              2001          2000          2001          2000
                          ------------  ------------  ------------  ------------
Ordinary Income*            $  2,822      $     --     $1,423,638    $4,156,884
Long Term
  Capital Gains                   --            --             --            --

* Includes Short Term Capital Gains

Net capital and net currency losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund's intend to defer to January 1, 2002 for U.S. Federal income tax purposes post-October capital and net currency losses, for each Fund, were in the amounts as follows:

                                                          POST-OCTOBER CAPITAL
FUND                                                     AND NET CURRENCY LOSSES
----                                                     -----------------------
Asia Dynasty Fund ....................................         $1,584,905
Global Hard Assets Fund ..............................                 --
Global Leaders Fund ..................................             18,208
International Investors Gold Fund ....................             74,031
Troika Dialog Fund ...................................                 --
U.S. Government Money Fund ...........................                 --

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

At December 31, 2001, the Funds had the following capital loss carryforwards available to offset capital gains in the amounts as follows:

                                                     EXPIRING IN THE YEAR ENDED
FUND                                                        DECEMBER 31,
----                                                ----------------------------
Asia Dynasty Fund                                           2009     $ 5,347,503
                                                                     -----------
                                                    TOTAL            $ 5,347,503
                                                                     ===========
Global Hard Assets Fund#                                    2004     $ 4,155,503
                                                            2005      13,306,791
                                                            2006      18,829,076
                                                            2007       7,346,169
                                                            2009         750,927
                                                                     -----------
                                                    TOTAL            $44,388,466
                                                                     ===========
Global Leaders Fund                                         2009     $ 2,886,034
                                                                     -----------
                                                    TOTAL            $ 2,886,034
                                                                     ===========
International Investors Gold Fund                           2008     $ 6,667,631
                                                                     -----------
                                                    TOTAL            $ 6,667,631
                                                                     ===========
Troika Dialog Fund                                          2008     $     8,615
                                                            2009         390,504
                                                                     -----------
                                                    TOTAL            $   399,119
                                                                     ===========
U.S. Government Money Fund                                  2007     $     9,832
                                                            2008          45,945
                                                            2009          17,730
                                                                     -----------
                                                    TOTAL            $    73,507
                                                                     ===========

# For Global Hard Assets Fund, $13,684,792 of the capital loss carryforwards is subject to an annual limitation of $841,231. Included in the amount is $30,306,608 of capital loss carryforward related to the acquisition of Natural Resources Fund on June 22, 2001.

During the year ended December 31, 2001, as a result of permanent book to tax differences, the Fund's incurred differences that affected undistributed net investment income (loss), accumulated net realized income (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by this reclassification.

                                        INCREASE         INCREASE
                                       (DECREASE)       (DECREASE)     INCREASE
                                    OVERDISTRIBUTED/   ACCUMULATED    (DECREASE)
                                    UNDERDISTRIBUTED     REALIZED     AGGREGATE
                                     NET INVESTMENT    INCOME (LOSS)   PAID IN
FUND                                  INCOME (LOSS)   ON INVESTMENTS   CAPITAL
----                                ----------------  --------------  ---------
Asia Dynasty Fund ...................   $ 295,404       $ 139,207     $(434,611)
Global Hard Assets Fund .............      84,853         164,003      (248,856)
Global Leaders Fund .................     311,586         (30,538)     (281,048)
International Investors Gold Fund ...     (10,854)        150,436      (139,582)
Troika Dialog Fund ..................        (565)          4,326        (3,761)
U.S. Government Money Fund ..........          --              --            --

Purchases and sales of investment securities for the year ended December 31, 2001, other than short-term obligations, were as follows:

                                                                      PROCEEDS
                                                    COST OF             FROM
                                                  INVESTMENT         INVESTMENT
                                                  SECURITIES         SECURITIES
                                                   PURCHASED            SOLD
                                                 ------------       ------------
Asia Dynasty Fund ...........................    $ 18,403,462       $ 21,986,442
Global Hard Assets Fund .....................     111,277,818         80,479,054
Global Leaders Fund .........................      11,443,508         17,368,629
International Investors Gold Fund ...........     113,866,328        133,950,502
Troika Dialog Fund ..........................       2,085,843          1,856,670

NOTE  4--12b-1   PLANS  OF   DISTRIBUTION--Pursuant   to  Rule  12b-1  Plans  of
Distribution (the "Plans"), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to Van Eck Securities Corporation (VESC), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund, and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Funds over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Funds for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge, which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

VESC has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2001 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 2001, were as follows:

Asia Dynasty Fund--Class A ........................................   $1,397,153
Asia Dynasty Fund--Class B ........................................    1,525,244
Global Hard Assets Fund--Class A ..................................    1,029,098
Global Hard Assets Fund--Class B ..................................      127,745
Global Hard Assets Fund--Class C ..................................      330,074
Global Leaders Fund--Class A ......................................    1,061,162
Global Leaders Fund--Class B ......................................      446,435
Troika Dialog Fund--Class A .......................................       29,731

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 5--SHAREHOLDER TRANSACTIONS--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                                         ASIA DYNASTY FUND
                                                   ----------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                       2001             2000
                                                   -----------      ----------
CLASS A
Shares sold ...................................     10,888,328       5,155,545
Shares reinvested .............................             --         144,704
                                                   -----------      ----------
                                                    10,888,328       5,300,249
Shares reacquired .............................    (11,110,471)     (5,431,962)
                                                   -----------      ----------
Net decrease ..................................       (222,143)       (131,713)
                                                   ===========      ==========
CLASS B
Shares sold ...................................         67,494         295,472
Shares reinvested .............................             --          58,545
                                                   -----------      ----------
                                                        67,494         354,017
Shares reacquired .............................       (392,572)       (241,410)
                                                   -----------      ----------
Net increase (decrease) .......................       (325,078)        112,607
                                                   ===========      ==========

                                                     GLOBAL HARD ASSETS FUND
                                                   ----------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                       2001             2000
                                                   -----------      ----------
CLASS A
Shares sold ...................................      8,321,822         620,561
Shares issued in connection
  with an acquisition (Note 9) ................      2,026,452              --
Shares reinvested .............................             --              --
                                                   -----------      ----------
                                                    10,348,274         620,561
Shares reacquired .............................     (7,267,634)     (1,061,058)
                                                   -----------      ----------
Net increase (decrease) .......................      3,080,640        (440,497)
                                                   ===========      ==========
CLASS B
Shares sold ...................................         27,297          12,954
Shares reacquired .............................        (66,111)       (166,939)
                                                   -----------      ----------
Net decrease ..................................        (38,814)       (153,985)
                                                   ===========      ==========
CLASS C
Shares sold ...................................          2,969          13,856
Shares reacquired .............................        (36,128)        (74,423)
                                                   -----------      ----------
Net decrease ..................................        (33,159)        (60,567)
                                                   ===========      ==========

                                                       GLOBAL LEADERS FUND
                                                   ----------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                       2001             2000
                                                   -----------      ----------
CLASS A
Shares sold ...................................        103,337         575,893
Shares reinvested .............................         16,369         358,151
                                                   -----------      ----------
                                                       119,706         934,044
Shares reacquired .............................       (776,295)       (713,568)
                                                   -----------      ----------
Net increase (decrease) .......................       (656,589)        220,476
                                                   ===========      ==========
CLASS B
Shares sold ...................................         17,810         105,358
Shares reinvested .............................          3,146          67,133
                                                   -----------      ----------
                                                        20,956         172,491
Shares reacquired .............................       (189,110)       (105,469)
                                                   -----------      ----------
Net increase (decrease) .......................       (168,154)         67,022
                                                   ===========      ==========

                                                          INTERNATIONAL
                                                       INVESTORS GOLD FUND
                                                   ----------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                       2001             2000
                                                   -----------      -----------
CLASS A
Shares sold ...................................    486,928,513      877,506,908
Shares reinvested .............................         37,984           42,199
                                                   -----------      -----------
                                                   486,966,497      877,549,107
Shares reacquired .............................   (490,416,214)    (880,886,926)
                                                   -----------      -----------
Net decrease ..................................     (3,449,717)      (3,337,819)
                                                   ===========      ===========

                                                        TROIKA DIALOG FUND
                                                   ----------------------------
                                                                   PERIOD ENDED
                                                    YEAR ENDED    APRIL 7, 2000+
                                                   DECEMBER 31,  TO DECEMBER 31,
                                                       2001            2000
                                                   -----------   ---------------
CLASS A
Shares sold ...................................        100,793         147,506
Shares reinvested .............................            388              --
                                                   -----------      ----------
                                                       101,181         147,506
Shares reacquired .............................        (39,972)        (26,365)
                                                   -----------      ----------
Net increase ..................................         61,209         121,141
                                                   ===========      ==========
CLASS B
Shares sold ...................................          6,796           8,409
Shares reinvested .............................             --              --
                                                   -----------      ----------
                                                         6,796           8,409
Shares reacquired (Note 1) ....................        (15,205)             --
                                                   -----------      ----------
Net increase (decrease) .......................         (8,409)          8,409
                                                   ===========      ==========

                                                    U.S. GOVERNMENT MONEY FUND
                                                --------------   --------------
                                                   YEAR ENDED      YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2001             2000
                                                --------------   --------------
CLASS A
Shares sold ...................................  2,492,584,861    4,214,700,071
Shares reinvested .............................        646,409        2,154,281
                                                --------------   --------------
                                                 2,493,231,270    4,216,854,352
Shares reacquired ............................. (2,520,943,848)  (4,240,456,825)
                                                --------------   --------------
Net decrease ..................................    (27,712,578)     (23,602,473)
                                                ==============   ==============

+ Commencement of operations

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2001, the following forward foreign currency contracts were outstanding:

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                                                                    UNREALIZED
                                         CONTRACT      CURRENT     APPRECIATION
CONTRACTS                                 AMOUNT        VALUE     (DEPRECIATION)
----------                               --------      --------      -------
ASIA DYNASTY FUND:
Forward Foreign Currency
  Sale Contract:
IDR 1,912,502 expiring
  1/02/02 ...........................    $    180      $    183      $    (3)
                                                                     =======

GLOBAL LEADERS FUND:
Forward Foreign Currency
  Sale Contracts:
DKK 282,784 expiring
  1/02/02--1/04/02 ..................    $ 33,609      $ 33,876      $  (267)
HKD 102,138 expiring
  1/02/02--1/03/02 ..................      13,098        13,098           --
JPY 123,579,500 expiring
  3/11/02 ...........................     998,219       942,114       56,105
                                                                     -------
                                                                     $55,838
                                                                     =======

INTERNATIONAL INVESTORS GOLD FUND:
Forward Foreign Currency
  Sale Contracts:
  AUD 638,307 expiring 1/03/02 ......    $325,409      $325,952      $  (543)
                                                                     =======

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of assets at fair market value for financial statement purposes.

As of December 31, 2001, the total fair market value of the liability portion of the Plan is as follows:

Asia Dynasty  Fund--$11,044,  Global Hard Assets  Fund--$12,289,  Global Leaders
Fund--$11,420,   International  Investors  Gold  Fund--$68,058,   Troika  Dialog
Fund--$104 and U.S. Government Money Fund--$33,705.

NOTE 8--RESTRICTED SECURITIES--The following securities are restricted as to sale and deemed to be illiquid:

                                                                     PERCENT OF
                                    DATE                             NET ASSETS
                                  ACQUIRED      COST       VALUE     AT 12/31/01
                                  --------    --------    --------   -----------
ASIA DYNASTY FUND
Lippo Bank
  Warrants                        7/06/99           --          --       --
Lippo Bank
  Certificates                    7/06/99           --          --       --

GLOBAL HARD ASSET FUND
Ashanti GSM Ltd.                  10/22/93    $117,714    $ 19,564       0.0%
Khanty-Mansiysk Oil Co.           1/31/97     $549,995    $839,500       1.6%


NOTE 9--FUND MERGER--As of the close of business on June 22, 2001, the Global Hard Assets Fund acquired all the net assets of Natural Resources Fund pursuant to a plan of reorganization approved by the Natural Resources Fund shareholders on June 8, 2001. The acquisition was accomplished by a tax-free exchange of 2,026,452 shares of Global Hard Assets Fund--Class A Shares (valued at $25,334,135). The 10,181,181 shares of Natural Resources Fund's net assets at that date, $25,334,135, including $1,422,570 of unrealized appreciation, were combined with those of the Global Hard Assets Fund. The aggregate net assets of Global Hard Assets Fund and Natural Resources Fund before the acquisition were $16,791,047 and $25,334,135, respectively.

NOTE 10--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At December 31, 2001, the following swap was outstanding (stated in U.S. dollars):

UNDERLYING              NUMBER OF         NOTIONAL    TERMINATION    UNREALIZED
SECURITY                  SHARES           AMOUNT        DATE       APPRECIATION
------------            ---------         --------    -----------   ------------
GLOBAL HARD
ASSETS FUND
Gazprom
  Oil Co.                 239,200         $38,990         Open         $85,872


COMMODITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2001, the following commodity swap was outstanding (stated in U.S. dollars):

UNDERLYING              NUMBER OF         NOTIONAL    TERMINATION    UNREALIZED
SECURITY                CONTRACTS          AMOUNT        DATE       APPRECIATION
------------            ---------         --------    -----------   ------------
GLOBAL HARD
ASSETS FUND
Oil-WTI-NYMEX
Less Oil-Brent IEP         175            $140,000      3/31/02        $3,500

NOTE 12--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2001, the Funds made the following borrowings:

                                               AVERAGE AMOUNT   AVERAGE INTEREST
FUND                                              BORROWED            RATE
----                                           --------------   ----------------
Asia Dynasty Fund ...........................    $  145,167           5.29%
Global Hard Assets Fund .....................       772,828           3.65
Global Leaders Fund .........................       137,666           3.57
International Investors Gold Fund ...........     2,112,041           4.26
Troika Dialog Fund ..........................            --             --
U.S. Government Money Fund ..................           854           4.68

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
VAN ECK FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Van Eck Funds (comprising Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Troika Dialog Fund (formerly Emerging Markets Vision Fund) and U.S. Government Money Fund) (collectively the "Funds") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and financial highlights for the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of each of the Funds constituting the Van Eck Funds at December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Ernst & Young LLP


New York, New York
February 21, 2002

BOARD OF TRUSTEE'S/OFFICER'S TABLE (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH   PRINCIPAL
FUND AND LENGTH OF      OCCUPATION(S)
SERVICE AS A VAN ECK    DURING PAST                  OTHER DIRECTORSHIPS
TRUSTEE(2):             FIVE YEARS:                  HELD BY TRUSTEE:
--------------------    -----------------            ---------------------

John C. van Eck, CFA    Chairman, Van Eck            Chairman of the Board and
(86)+*                  Associates Corporation and   President of two other
Chairman and Trustee    Van Eck Securities           investment companies
since 1985              Corporation                  advised by the Adviser

Jeremy H. Biggs         Vice Chairman, Director      Trustee/Director of two
(65) +++                and Chief Investment         investment companies
Trustee since 1990      Officer, Fiduciary           advised by the Adviser;
                        Trust Company International  Chairman, Davis Funds
                                                     Group; Treasurer and
                                                     Director, Royal Oak
                                                     Foundation; Director, Union
                                                     Settlement Association;
                                                     First Vice President,
                                                     Trustee and Chairman,
                                                     Finance Committee, St.
                                                     James School

Richard C. Cowell       Private investor             Trustee of another
(73)++ @                                             investment company advised
                                                     by the Adviser; Trustee
                                                     since 1985 Director, West
                                                     Indies & Caribbean
                                                     Development Ltd.

Philip D. DeFeo         Chairman, Pacific            Trustee of another
(55)+                   Stock Exchange               investment company advised
Trustee since 1997                                   by the Adviser

David J. Olderman       Private investor             Trustee/Director of two
(65)++ @                                             investment companies
Trustee since 1994                                   advised by the Adviser

Ralph F. Peter          --                           Trustee of another
(72)*++ @                                            investment company advised
Trustee since 1987                                   by the Adviser; Director,
                                                     Sun Life Insurance and
                                                     Annuity Company of New
                                                     York; Director, U.S. Life
                                                     Income Fund, Inc.

Richard D. Stamberger   President, SmartBrief.com    Trustee of two other
(42)++                                               investment companies
Trustee since 1994                                   advised by the Adviser;
                                                     Partner and Co-founder,
                                                     Quest Partners, LLC;
                                                     Executive Vice President,
                                                     Chief Operating Officer and
                                                     Director of NuCable
                                                     Resources Corporation

Jan F. van Eck          Director, Van Eck            Trustee of another
(38)+**                 Associates Corporation;      investment company advised
Trustee since 1998      President and Director,      by the Adviser
                        Van Eck Securities
                        Corporation and other
                        affiliated companies;
                        President and Director,
                        Van Eck Capital, Inc.;
                        President and Director,
                        Van Eck Absolute Return
                        Advisers Corporation

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH   PRINCIPAL
FUND AND LENGTH OF      OCCUPATION(S)
SERVICE AS A VAN ECK    DURING PAST                  OTHER DIRECTORSHIPS
TRUSTEE(2):             FIVE YEARS:                  HELD BY TRUSTEE:
--------------------    -----------------            ---------------------

Derek S. van Eck        President of Worldwide       Trustee of another
(37)+**                 Hard Assets Fund series      investment company advised
Trustee since 1998      and the Worldwide Real       by the Adviser
                        Estate Fund series of Van
                        Eck Worldwide Insurance
                        Trust and the Global
                        Hard Assets Fund series
                        of Van Eck Funds;
                        Executive Vice
                        President, Director,
                        Global Investments and
                        President and Director
                        of Van Eck Associates
                        Corporation and
                        Executive Vice President
                        and Director of Van Eck
                        Securities Corporation
                        and other affiliated
                        companies.

Bruce J. Smith          Senior Vice President        Officer of two other
(46)                    and Chief Financial          investment companies
Officer since 1985      Officer, Van Eck             advised by the Adviser
                        Associates Corporation;
                        Senior Managing
                        Director, Van Eck
                        Securities Corporation

Thomas H. Elwood        Vice President,              Officer of two other
(53)                    Secretary and General        investment companies
Officer since 1998      Counsel, Van Eck             advised by the Adviser
                        Associates Corporation,
                        Van Eck Securities
                        Corporation and other
                        affiliated companies

Alex W. Bogaenko        Director of Portfolio        Controller of two other
(38)                    Administration, Van Eck      investment companies
Officer since 1997      Associates Corporation       advised by the Adviser
                        and Van Eck Securities
                        Corporation

Charles T. Cameron      Director of Trading, Van     Vice President of another
(41)                    Eck Securities               investment company advised
Officer since 1996      Corporation;                 by the Adviser
                        Co-Portfolio Manager,
                        Worldwide Bond Fund
                        Series

Susan C. Lashley        Vice President, Mutual       Vice President of another
(46)                    Fund Operations, Van Eck     investment company advised
Officer since 1988      Securities Corporation       by the Adviser
                        and Van Eck Associates
                        Corporation

Gregory F. Krenzer      President, Van Eck U.S.      --
(29)                    Government Money Fund;
Officer since 1998      Portfolio Manager, U.S.
                        Government Money Fund;
                        Co-Portfolio Manager,
                        Worldwide Bond Fund
                        Series

----------

(1)    The address for each Trustee is 99 Park Avenue, 8th Floor, New York, NY
       10016.

(2) Each Trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

+      An "interested person" as defined in the 1940 Act.

* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

**     Son of Mr. John C. van Eck.

++     Member of the Nominating Committee.

@ Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

                      This page left intentionally blank.

This report must be accompanied or preceded by a Van Eck Funds Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Van Eck Global
[LOGO]


    Investment Adviser:   Van Eck Associates Corporation
           Distributor:   Van Eck Securities Corporation
                          99 Park Avenue, New York, NY 10016
                          www.vaneck.com
    Account Assistance:   (800) 544-4653